BEA Income Fund, Inc.
153 East 53rd Street
New York, NY 10022

                 ---------------------------------------------

OFFICERS AND DIRECTORS

William W. Priest, Jr.                    Richard J. Lindquist
CHAIRMAN OF THE BOARD                     PRESIDENT AND CHIEF
Prof. Enrique R. Arzac                    INVESTMENT OFFICER
DIRECTOR                                  Suzanne E. Moran
Lawrence J. Fox                           INVESTMENT OFFICER
DIRECTOR                                  Hal Liebes
James S. Pasman, Jr.                      SENIOR VICE PRESIDENT
DIRECTOR                                  Michael A. Pignataro
                                          SECRETARY

            --------------------------------------------------------

INVESTMENT ADVISER
Credit Suisse Asset Management
153 East 53rd Street
New York, New York 10022
Phone 1-800-293-1232
            --------------------------------------------------------

ADMINISTRATOR
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109
            --------------------------------------------------------

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109
            --------------------------------------------------------

SHAREHOLDER SERVICING AGENT
BankBoston N.A.
P.O. Box 1865
Mailstop 45-02-62
Boston, Massachusetts 02105-1865
Phone 1-800-730-6001
            --------------------------------------------------------

LEGAL COUNSEL
Willkie Farr & Gallagher
787 7th Avenue
New York, New York 10019
            --------------------------------------------------------

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

            --------------------------------------------------------

INCREASE YOUR FUND HOLDINGS THROUGH DIVIDEND REINVESTMENT AND DIRECT CASH PURCHASES
The Fund offers the opportunity for all shareholders to participate in the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"). Under the Plan, participating shareholders receive, in lieu of cash dividends, common stock of the Fund. In addition, participants in the Plan have the option of making voluntary cash payments of $100 to $3,000 (per investment period), plus any dividends received in cash, to the Plan Agent to purchase Fund shares in the open market. A description of the Plan and additional information concerning terms and conditions, and any applicable charges relating to the Plan, is included at the back of this report.

            --------------------------------------------------------

                             BEA Income Fund, Inc.

                 ---------------------------------------------

                                 ANNUAL REPORT
                               December 31, 1998

BEA INCOME FUND, INC.

----------
Dear Shareholders:                                              January 29, 1999

We are writing to report on the activities of the BEA Income Fund, Inc. ("the Fund") for the quarter ended December 31, 1998 and to discuss our investment strategy.

    At December 31, 1998, the Fund's net asset value ("NAV") was $7.77, compared to an NAV of $7.88 at September 30, 1998. The Fund's total return (based on NAV and assuming reinvestment of dividends of $0.18 per share) for the quarter ended December 31, 1998 was 0.9%. For 1998 as a whole, the Fund returned 0.47%.

    At December 31, 1998, $226.7 million was invested in high yield debt securities; $22.0 million in investment-grade debt securities; $16.9 million in equity securities; and the balance of $1.2 million in cash equivalents. The investment-grade component consisted of short- and intermediate-term mortgages, asset-backed securities and corporate bonds of intermediate maturity. Of the debt securities, the largest concentration (52.8%) was invested in B-rated issues.

THE MARKET: HIGH YIELD UNDERPERFORMS

    After suffering painful losses in the second and third quarters of 1998, "Spread product"--debt securities whose market valuation is driven by the difference, known as the "spread," between their yields and those of U.S. Treasury debt--enjoyed a healthy rebound in the fourth quarter.

    Investors' pronounced risk aversion began to soften in response to a number of developments. These were the cumulative effect of over 60 monetary easings by central banks, including three in the U.S. by the Federal Reserve within a period of seven weeks; the announcement of a long-awaited fiscal aid package for Brazil by the International Monetary Fund; and the relatively orderly liquidation of large positions held by Long-Term Capital Management and other ailing hedge funds.

    Among spread product sectors, high yield's revival was most vigorous. The 2.7% return of the Credit Suisse First Boston High Yield Index was substantially higher than that of most other spread product sectors.

    The high yield market's outperformance appears even more noteworthy in light of technical factors that served to moderate its returns during the quarter:

- Trading liquidity continued to deteriorate in the aftermath of the "flight to quality" rallies that bloodied anything other than major-nation sovereign instruments earlier in the year, as brokerage firms sharply reduced their willingness to make markets.

- Swelling cash inflows into high yield mutual funds, which had helped to absorb a booming new issue calendar in November, subsided in December even as new issue activity remained buoyant. Investors continued to favor the better-rated high yield issues, meaning that a large portion of the overall high yield market spent much of the quarter fairly inactive.

PERFORMANCE: SECTOR ALLOCATIONS HELPED AND HURT

    The same sector allocations that most affected the Fund's performance during the third quarter continued to do so in the fourth quarter:

- Bright spots included our overweighting in cable/media and gaming, both of which performed much better than the overall benchmark; and underweighting in finance and energy, which were the quarter's two worst-performing sectors in the entire high yield market.

- Our overweighting in telecommunications hurt returns, as it left the portfolio more highly exposed than the benchmark to deferred-interest instruments such as zero-coupon bonds. Zeros' returns generally were lower than those of traditional cash-pay instruments, reflecting investors' ongoing preference for higher-quality issues within the overall high yield universe.

-  We underweighted utilities, which performed well.

- Our holdings in the transportation sector were mostly shipping companies, which were hurt by a combination of falling oil prices and declining Asian demand for oil.

OUTLOOK: CAUTIOUSLY OPTIMISTIC

    In the near term, we are cautiously optimistic on the prospects for the high yield market. There are a number of factors supporting our optimism, including positive conditions for many sectors of the economy; minimal inflation, which suggests little upward pressure on interest rates; and fairly wide yield spreads relative to comparable-maturity U.S. Treasury bonds, which have ample scope to narrow (and, thus, push bond prices higher). We thus expect investor cash flows into high yield mutual funds to rise--which is already the case as we write.

    To be sure, we see areas for meaningful concern, as well. Recent events in Brazil underscore the fragility of the world's capital markets, for example, and may not have ended yet. The level of market volatility that rose to extraordinary levels in 1998 shows few signs of dissipating. And the U.S. equity market, to which activity in high yield is closely correlated, is hitting new highs that may prove unsustainable.

    Our outlook for interest rates is neutral. With the Federal Reserve having cut rates three times between late September and mid-November, the U.S. economy doing well and the strength in equities, we don't expect the Fed to ease interest rates again in the near future. If the global economy slows down or enters recession and market volatility becomes especially harsh, though, we see room for the Fed to cut interest rates another 50-75 basis points in 1999.

    The persistence of volatility reinforces our belief in the long-term viability of our fundamental strategy. We are keeping the portfolio most heavily weighted in telecommunications, cable/media and gaming, whose positive industry and company fundamentals are unchanged. We also are avoiding meaningful exposure to cyclical industries and those most vulnerable to the severe economic problems in Asia. Should appropriate opportunities arise, we will probably add to our holdings in cable/media and BB-rated bonds more generally.

    As developments occur that we believe would be of interest to you, we will keep you informed. Meanwhile, if you have any questions about your portfolio or the capital markets generally, please feel free to call upon us at any time.

    We appreciate your interest in the Fund and would be pleased to respond to your questions or comments. Any questions regarding net asset value, performance, dividends, portfolio management or allocations should be directed to Credit Suisse Asset Management at (800) 293-1232 or (212) 238-5674. All other inquiries regarding account information or requests for a prospectus or other reports should be directed to the Fund's Shareholder Servicing Agent at (800) 730-6001.

Sincerely yours,

/s/ Richard J. Lindquist

Richard J. Lindquist
PRESIDENT AND CHIEF INVESTMENT OFFICER*

/s/ William W. Priest, Jr.

William W. Priest, Jr.
CHAIRMAN OF THE BOARD*

FROM CREDIT SUISSE ASSET MANAGEMENT:

    I. Effective January 12, 1999, the Fund's Investment adviser, BEA Associates, changed its name to Credit Suisse Asset Management ("CSAM"). In making the announcement, the firm said that it expected the new name to enhance its recognition as a global asset manager. CSAM is the investment division of Credit Suisse Group, one of the world's largest financial organizations, with $600 billion in assets under management.

    * Richard J. Lindquist, who is a Managing Director of Credit Suisse Asset Management ("CSAM") formerly known as BEA Associates, is primarily responsible for management of the Fund's assets. He has served in such capacity since November 21, 1996. Prior to that date, he served as Vice President to the Fund, a position he assumed on August 15, 1989. Mr. Lindquist joined CSAM on May 1, 1995 as a result of CSAM's acquisition of CS First Boston Investment Management Corporation ("CSFBIM"). Prior to joining CSAM and beginning in July, 1989, he held various offices at CSFBIM. Mr. Lindquist is also President and Chief Investment Officer of BEA Strategic Global Income Fund, Inc.

    * William W. Priest, Jr., who is a Managing Director and Chief Executive Officer-Americas of Credit Suisse Asset Management ("CSAM") formerly known as BEA Associates, joined CSAM in 1972. Mr. Priest is Director and President of The Indonesia Fund, Inc. and Director and Chairman of the Board of BEA Strategic Global Income Fund, Inc.; The Brazilian Equity Fund, Inc.; The Chile Fund, Inc.; The Emerging Markets Infrastructure Fund, Inc.; The Emerging Markets Telecommunications Fund, Inc.; The First Israel Fund, Inc.; The Latin America Equity Fund, Inc.; The Latin America Investment Fund, Inc.; and The Portugal Fund, Inc.

PORTFOLIO OF INVESTMENTS

---------

DECEMBER 31, 1998

                                                Moody's         Face
                                                Ratings        Amount           Value
                                              (Unaudited)       (000)        (Note A-1)
--------------------------------------------------------------------------------
-------------
DOMESTIC SECURITIES (97.3%)
--------------------------------------------------------------------------------
-------------
CORPORATE OBLIGATIONS (86.2%)
--------------------------------------------------------------------------------
-------------
AEROSPACE/DEFENSE (1.6%)
              Canadian Airlines Corp.
               Sr. Notes
               12.25%, 8/1/06                       Caa2    $       1,950   $   1,477,125
              Collins & Aikman Products,
               Corp.
               Sr. Sub. Notes
               11.50%, 4/15/06                        B3            1,000       1,040,000
              Decrane Aircraft Holdings
               Sr. Sub. Notes
               12.00%, 9/30/08                      Caa1              800         812,000
              Globalstar, L.P. / Globalstar
               Capital Corp.:
               Sr. Notes
               11.25%, 6/15/04                        B3              500         377,500
              11.50%, 6/1/05                          B3              200         149,500
         (3)  Sabreliner Corp.
               Sr. Notes
               11.00%, 6/15/08                        B3              200         187,500
              Wyman-Gordon Co.
               Sr. Notes
               8.00%, 12/15/07                       Ba2              150         151,500
                                                                            -------------
              GROUP TOTAL                                                       4,195,125
                                                                            -------------
--------------------------------------------------------------------------------
-------------
AUTOMOTIVE (2.3%)
              Aetna Industries, Inc.
               Sr. Notes
               11.875%, 10/1/06                       B3              600         622,500
              Autotote Corp.
               Series B
               10.875%, 8/1/04                        B2              750         755,625
              Cambridge Industries, Inc.
               Series B,
               Gtd. Sr. Sub. Notes
               10.25%, 7/15/07                        B3              500         431,250
              Consorcio G Grupo Dina
               S.A./MCII Holdings (U.S.A.),
               Inc.
               Sr. Secured Discount Notes
               Zero Coupon, 11/15/02                 N/R            1,950       1,752,563
              Oxford Automotive Inc. Gtd.
               Sr. Sub. Notes
         (3)  10.125%, 6/15/07                      Caa1              500         513,750
               10.125%, 6/15/07                     Caa1            1,025       1,053,188
              Safety Components
               International, Inc. Series B,
               Gtd. Sr. Sub. Notes
               10.125%, 7/15/07                       B3              500         503,125
              Stanadyne Automotive Series B,
               Gtd. Sr. Sub. Notes
               10.25%, 12/15/07                     Caa1              400         407,000

                                                Moody's         Face
                                                Ratings        Amount           Value
                                              (Unaudited)       (000)        (Note A-1)
--------------------------------------------------------------------
-------------
         (3)  Walbro Corp.
               Series B,
               Gtd. Sr. Sub. Notes
               10.125%, 12/15/07                      B2    $         300   $     293,250
                                                                            -------------
              GROUP TOTAL                                                       6,332,251
                                                                            -------------
--------------------------------------------------------------------------------
-------------
BROADCASTING (5.0%)
              Australis Holdings Pty. Ltd.
               Yankee Sr. Secured
               Discount Notes
               0.00%, 11/1/02                        N/R            3,950          39,500
      (2)(8)  Australis Media Ltd.:
               15.75%, 5/15/03                         C            2,375          11,875
               Yankee Units
               15.75%, 5/15/03                         C               37             185
         (8)  Capstar Broadcasting Partners,
               Inc.
               Sr. Discount Notes
               0.00%, 2/1/09                         N/R            2,000       1,645,000
         (3)  Chancellor Media Corp.
               Sr. Sub. Notes
               9.00%, 10/1/08                        Ba3              500         530,000
              Cumulus Media Inc.
               Sr. Sub. Notes
               10.375%, 7/1/08                        B3              800         849,000
              Digital Television Services,
               L.L.C./DTS Capital, Inc.
               Gtd. Sr. Sub. Notes
               12.50%, 8/1/07                         B3              750         813,750
         (8)  EchoStar Communications Corp.
               Gtd. Sr. Discount Notes
               0.00%, 6/1/04                          B2              700         718,375
         (3)  Granite Broadcasting Corp.:
               Series A, Sr. Sub. Notes
               8.875%, 5/15/08                        B3              900         848,250
               Sr. Sub. Notes
               9.375%, 12/1/05                        B3              300         295,500
              Pegasus Media &
               Communications, Inc.
               Series B, Notes
               12.50%, 7/1/05                         B2              250         274,375
              SFX Broadcasting, Inc. Series
               B,
               Sr. Sub. Notes
               10.75%, 5/15/06                        B3              427         470,768
              Sinclair Broadcast Group,
               Inc.:
               Gtd. Sr. Sub. Notes
               8.75%, 12/15/07                        B2              350         352,625
               Sub. Notes
               10.00%, 9/30/05                        B2              900         954,000
              Spanish Broadcasting System,
               Inc.
               Sr. Notes
               12.50%, 6/15/02                        B3              500         550,000
              Time Warner Telecom LLC
               Sr. Notes
               9.75%, 7/15/08                         B2              500         523,750

    The accompanying notes are an integral part of the financial statements.

                                                Moody's         Face
                                                Ratings        Amount           Value
                                              (Unaudited)       (000)        (Note A-1)
--------------------------------------------------------------------
-------------
              Turner Broadcasting Systems,
               Inc.
               Sr. Notes
               7.40%, 2/1/04                         Ba1    $         820   $     871,250
         (8)  United International Holdings,
               Inc.
               Series B, Sr. Discount Notes
               0.00%, 2/15/08                         B3            1,700         913,750
              Univision Network Holding L.P.
               Sub Notes
               Zero Coupon, 12/17/02                 N/R            1,500       1,833,750
              Young Broadcasting, Inc.:
               Sr. Sub. Notes
               8.75%, 6/15/07                         B2              750         753,750
               Series B,
               Gtd. Sr. Sub. Notes
               9.00%, 1/15/06                         B2              300         303,750
                                                                            -------------
              GROUP TOTAL                                                      13,553,203
                                                                            -------------
--------------------------------------------------------------------------------
-------------
BUSINESS SERVICES (0.5%)
         (3)  General Binding Corp.
               Gtd. Sr. Sub. Notes
               9.375%, 6/1/08                         B2              250         251,563
         (3)  Iron Mountain Inc.
               Sr. Sub. Notes
               8.75%, 9/30/09                         B3              200         206,000
         (3)  Supercanal Holdings S.A.
               Sr. Notes
               11.50%, 5/15/05                        B3              500         296,250
              Skandinaviska Enskilda Banken
               AB
               Perpetual Sub. Notes
               7.50%, 3/29/49                        N/R              500         483,000
                                                                            -------------
              GROUP TOTAL                                                       1,236,813
                                                                            -------------
--------------------------------------------------------------------
-------------
CABLE (10.3%)
              Avalon Cable Holdings, Inc.
               Units
               Zero Coupon, 12/1/08                 Caa1              300         167,625
              CSC Holdings, Inc.:
               Sr. Sub. Debentures
               9.875%, 2/15/13                        B1              850         953,063
              Sr. Sub. Notes
               9.875%, 5/15/06                        B1              400         424,500
              Series B,
               Sr. Sub. Debentures
               8.125%, 8/15/09                       Ba2              350         369,688
              Century Communications Corp.:
               Sr. Notes
               8.75%, 10/1/07                        Ba3              400         440,000
               9.75%, 2/15/02                        Ba3              500         537,500
              Charter Communications
               Southeast L.P.
               Series B, Sr. Notes
               11.25%, 3/15/06                        B3              450         504,000
         (3)   Classic Cable Inc.
               9.875%, 8/1/08                         B3              700         728,000
                                                Moody's         Face
                                                Ratings        Amount           Value
                                              (Unaudited)       (000)        (Note A-1)
--------------------------------------------------------------------
-------------
              Comcast Corp.:
               Sr. Sub. Notes
               9.125%, 10/15/06                      Ba3    $         750   $     802,500
                 9.375%, 5/15/05                     Ba3              180         193,142
      (3)(8)   DIVA Systems Corp.
               Units
               0.00%, 3/1/08                         N/R            2,775       1,162,031
         (8)   Diamond Cable Communications
               plc
               Yankee Discount Notes
               0.00%, 12/15/05                      Caa1            1,500       1,233,750
      (3)(8)   Falcon Holdings Group,
               L.P./Falcon Funding Corp.:
               Sr. Discount Debentures
               0.00%, 4/15/10                         B2            1,500       1,033,125
         (3)   Sr. Debentures
               8.375%, 4/15/10                        B2              500         513,750
              Helicon Group L.P.
               Series B, Sr. Secured Notes
               11.00%, 11/1/03                        B1              800         837,000
              InterMedia Capital Partners IV
               L.P./ InterMedia Partners
               Capital Corp.
               Sr. Notes
               11.25%, 8/1/06                         B2              650         731,250
              James Cable Partners L.P.
               Series B, Sr. Notes
               10.75%, 8/15/04                       N/R            1,550       1,617,813
              Jones Intercable, Inc.
               Sr. Notes
               7.625%, 4/15/08                       Ba2            1,150       1,204,625
         (3)   Lenfest Communications, Inc.:
               Sr. Sub. Notes
               8.25%, 2/15/08                         B2              200         207,000
               10.50%, 6/15/06                        B2              900       1,053,000
               Sr. Notes
               8.375%, 11/1/05                       Ba3              500         540,000
         (8)   Marcus Cable Co.
               Sr. Discount Notes
               0.00%, 12/15/05                        B3            2,000       1,917,500
              NTL, Inc.:
               Series A, Sr. Deferred
               Coupon Notes Zero Coupon,
               4/15/05                                B3            1,000         896,250
              Series B, Sr. Deferred
               Coupon Notes
               0.00%, 2/1/06                          B3            1,050         882,000
               Series B, Sr. Notes
               10.00%, 2/15/07                        B3              500         503,750
      (3)(8)  Sr. Notes
               0.00%, 10/1/08                         B3            1,500         946,875
         (3)  Sr. Sub. Notes 11.50%, 10/1/08          B3              600         654,000
              Northland Cable Television
               Sr. Sub. Notes
               10.25%, 11/15/07                      N/R              500         526,250

    The accompanying notes are an integral part of the financial statements.

                                                Moody's         Face
                                                Ratings        Amount           Value
                                              (Unaudited)       (000)        (Note A-1)
--------------------------------------------------------------------
-------------
              Olympus Communications, L.P./
               Olympus Capital Corp.
               Series B, Sr. Notes
               10.625%, 11/15/06                      B1    $       1,000   $   1,092,500
              OpTel, Inc.:
               Series B, Sr. Notes
               11.50%, 7/1/08                         B3            1,600       1,548,000
              13.00%, 2/15/05                         B3              500         511,250
      (3)(8)  Renaissance Media Group
               Sr. Discount Notes
               0.00%, 4/15/08                         B3            1,000         658,750
              Rogers Cablesystems Ltd.
               10.00%, 12/1/07                       Ba3              450         506,813
              Tele-Communications, Inc.
               Series C, Medium Term Notes
               6.34%, 2/1/02                         Ba1              220         225,500
         (8)  Telewest Communications plc
               Yankee Sr. Sub. Discount
               Debentures
               0.00%, 10/1/07                         B1            2,100       1,753,500
                                                                            -------------
              GROUP TOTAL                                                      27,876,300
                                                                            -------------
--------------------------------------------------------------------------------
-------------
CHEMICALS (1.4%)
              Applied Extrusion Technologies
               Series B, Sr. Notes
               11.50%, 4/1/02                         B2            1,500       1,569,375
              Huntsman Polymers Corp.
               Sr. Notes
               11.75%, 12/1/04                        B1            1,000       1,090,000
              NL Industries Inc.
               Sr. Secured Notes
               11.75%, 10/15/03                       B1              250         265,000
         (8)  Sterling Chemical Holdings,
               Inc.
               Sr. Secured Discount Notes
               0.00%, 8/15/08                       Caa1            1,000         400,000
              Texas Petrochemical Corp.
               Series B, Sr. Sub. Notes
               11.125%, 7/1/06                       N/R              350         343,000
                                                                            -------------
              GROUP TOTAL                                                       3,667,375
                                                                            -------------
--------------------------------------------------------------------------------
-------------
CONSTRUCTION & BUILDING MATERIALS (0.8%)
              AFC Enterprises
               Sr. Sub. Notes
               10.25%, 5/15/07                       N/R              400         417,000
              American Architectural
               Products Corp.
               Gtd. Sr. Notes
               11.75%, 12/1/07                      Caa1            1,150         871,125
              Collins & Aikman Floor
               Coverings, Inc.
               Series B, Sr. Sub. Notes
               10.00%, 1/15/07                        B3              550         574,063
                                                Moody's         Face
                                                Ratings        Amount           Value
                                              (Unaudited)       (000)        (Note A-1)
--------------------------------------------------------------------
-------------
         (8)  Waxman Industries Inc.
               Series B, Sr. Secured
               Deferred Notes
               0.00%, 6/1/04                        Caa1    $         600   $     286,500
                                                                            -------------
              GROUP TOTAL                                                       2,148,688
                                                                            -------------
--------------------------------------------------------------------------------
-------------
CONSUMER PRODUCTS & SERVICES (2.5%)
         (8)  Coinstar, Inc.
               Sr. Discount Notes
               0.00%, 10/1/06                       Caa1            1,700       1,459,875
              Doskil Manufacturing Co., Inc.
               Gtd. Sr. Sub. Notes
               10.125%, 9/15/07                       B3              500         473,750
              Fort James Corp.
               Notes
               6.234%, 3/15/01                      Baa3              155         155,194
              Holmes Products Corp.
               Gtd. Sr. Sub. Notes
               9.875%, 11/15/07                       B3              800         717,000
         (3)  Indesco International, Inc.
               Gtd. Sr. Sub. Notes
               9.75%, 4/15/08                         B3              600         559,500
              Jordan Industries, Inc.
               Series B, Sr. Notes
               10.375%, 8/1/07                        B3            1,150       1,188,813
         (3)  Packaged Ice, Inc.
               Gtd. Sr. Notes
               9.75%, 2/1/05                          B3              100          98,250
              Playtex Products, Inc.
               Series B, Gtd. Sr. Notes
               8.875%, 7/15/04                        B1              225         233,438
              Revlon Consumer Products
               Sr. Sub. Notes
               8.625%, 2/1/08                         B3              700         642,250
         (3)  Sealy Mattress Co.
               Gtd. Sr. Sub. Notes
               9.875%, 12/15/07                       B3              200         187,750
      (2)(4)  Town & Country Corp.
               Sr. Sub. Notes
               13.00%, 5/31/98                       N/R              878         349,076
         (3)  United Rentals, Inc.
               Sr. Sub. Notes
               9.25%, 1/15/09                         B1              750         755,625
                                                                            -------------
              GROUP TOTAL                                                       6,820,521
                                                                            -------------
--------------------------------------------------------------------------------
-------------
ELECTRONICS (1.0%)
              Details, Inc.
               Series B. Sr. Sub Notes
               10.00%, 11/15/05                       B3              500         488,750
              Unisys Corp.:
               Sr. Notes
               1.75%, 10/15/04                        B1              225         261,000
               7.875%, 4/1/08                         B1              250         264,375
               Series B, Sr. Notes
               12.00%, 4/15/03                        B1            1,000       1,120,000
              Viasystems, Inc.:
               Series B, Sr. Sub. Notes
               9.75%, 6/1/07                          B3              150         142,125

    The accompanying notes are an integral part of the financial statements.

                                                Moody's         Face
                                                Ratings        Amount           Value
                                              (Unaudited)       (000)        (Note A-1)
--------------------------------------------------------------------
-------------
              Sr. Sub. Notes 9.75%, 6/1/07            B3    $         300   $     284,250
                                                                            -------------
              GROUP TOTAL                                                       2,560,500
                                                                            -------------
--------------------------------------------------------------------
-------------
ENERGY (4.1%)
              Abraxas Petroleum Corp.
               Series B, Sr. Notes
               11.50%, 11/1/04                        B2            1,550       1,189,625
              Belden & Blake Energy Co.
               Series B, Gtd. Sr. Sub. Notes
               9.875%, 6/15/07                        B3              200         163,500
              Bellwether Exploration Co.
               Gtd. Sr. Sub. Notes
               10.875%, 4/1/07                        B3            1,250       1,209,375
         (3)  Canadian Forest Oil Ltd.
               Gtd. Sr. Sub. Notes
               8.75%, 9/15/07                         B2              450         406,125
              Cliffs Drilling Co.
               Series D,
               Gtd. Sr. Notes
               10.25%, 5/15/03                        B1            1,100       1,156,375
         (3)  Cogentrix Energy, Inc.
               Sr. Notes
               8.75%, 10/15/08                       Ba1            1,000       1,075,000
              Continental Resources
               Gtd. Sr. Notes
               10.25%, 8/1/08                         B3              250         214,375
              First Wave Marine, Inc.
               Gtd. Sr. Notes
               11.00%, 2/1/08                         B3            1,000         937,500
         (3)  Giant Industries, Inc.
               Gtd. Sr. Sub. Notes
               9.00%, 9/1/07                          B2              500         488,750
         (3)  Gothic Production Corp.
               Gtd. Sr. Secured Notes
               11.125%, 5/1/05                        B3              250         194,375
              H.S. Resources, Inc.:
               Sr. Sub. Notes
               9.875%, 12/1/03                        B2              500         491,250
               Gtd. Sr. Sub. Notes
               9.25%, 11/15/06                        B2              600         562,500
              Key Energy Group
               11.50%, 9/15/99                       N/R            1,500       1,440,000
              Parker Drilling Co.
               Series D, Gtd. Sr. Notes
               9.75%, 11/15/06                        B1              300         267,750
              Plains Resources, Inc.
               Series B, Gtd. Sr. Sub. Notes
               10.25%, 3/15/06                        B2              375         375,000
         (3)  Southwest Royalties, Inc.
               Series B, Gtd. Sr. Notes
               10.50%, 10/15/04                       B3              500         218,750
              TransAmerican Energy
               Series B, Sr. Secured Notes
               11.50%, 6/15/02                        B3              450         171,000
         (3)  Valero Energy Bonds
               6.75%, 12/15/02                      Baa3              185         189,163
                                                Moody's         Face
                                                Ratings        Amount           Value
                                              (Unaudited)       (000)        (Note A-1)
--------------------------------------------------------------------
-------------
              Wiser Oil Co.
               Gtd. Sr. Sub. Notes
               9.50%, 5/15/07                         B2    $         450   $     309,375
                                                                            -------------
              GROUP TOTAL                                                      11,059,788
                                                                            -------------
--------------------------------------------------------------------
-------------
ENTERTAINMENT (3.6%)
              American Skiing Co.
               Series B, Sr. Sub. Notes
               12.00%, 7/15/06                        B3              425         442,000
         (3)  Bally Total Fitness Holding
               Corp.
               Series B, Sr. Sub. Notes
               9.875%, 10/15/07                       B3              350         342,125
              Booth Creek Ski Holdings, Inc.
               Series B, Sr. Sub. Notes
               12.50%, 3/15/07                      Caa1            1,000         990,000
              Cinemark U.S.A., Inc.
               Series D, Sr. Sub. Notes
               9.625%, 8/1/08                         B2              250         261,875
              Genmar Holdings, Inc.
               Series A, Sr. Sub. Notes
               13.50%, 7/15/01                      Caa2              500         500,000
         (3)  Hollywood Theaters, Inc.
               Gtd. Sr. Sub. Notes
               10.625%, 8/1/07                        B3              400         279,000
              ICON Health & Fitness, Inc.
               Series B, Sr. Sub. Notes
               13.00%, 7/15/02                        B3              500         304,375
         (8)  IHF Holdings, Inc.
               Series B, Sr. Sec. Discount
               Notes Zero Coupon, 11/15/04          Caa2            1,450         259,188
              Loews Cineplex
               Sr. Sub. Notes
               8.875%, 8/1/08                         B3              900         922,500
         (3)  Outboard Marine Corp.
               Gtd. Sr. Notes
               10.75%, 6/1/08                         B3              500         488,750
         (3)  Premier Cruises, Ltd.
               Gtd. Sr. Notes
               11.00%, 3/15/08                        B3              900         357,750
         (3)  Production Resource Group,
               L.L.C./PRG Finance Group
               Gtd. Sr. Sub. Notes
               11.50%, 1/15/08                      Caa2              750         736,875
              Regal Cinemas, Inc.
               Sr. Sub. Notes
               9.50%, 6/1/08                          B3            1,150       1,196,000
              Silver Cinemas, Inc.
               Sr. Sub. Notes
               10.50%, 4/15/05                      Caa1            1,900       1,401,250
              Time Warner, Inc.: Debentures
               9.125%, 1/15/13                       Ba1              270         341,550
               6.85%, 1/15/26                        Ba1              720         769,500
                                                                            -------------
              GROUP TOTAL                                                       9,592,738
                                                                            -------------
--------------------------------------------------------------------
-------------

    The accompanying notes are an integral part of the financial statements.

                                                Moody's         Face
                                                Ratings        Amount           Value
                                              (Unaudited)       (000)        (Note A-1)
--------------------------------------------------------------------
-------------
FINANCIAL SERVICES (1.9%)
              AT&T Capital Corp.
               Series 4, Medium Term Notes:
               6.92%, 4/29/99                       Baa3    $         600   $     601,559
              6.47%, 12/3/99                        Baa3               60          60,215
              6.26%, 2/18/99                        Baa3              290         290,057
              Associates Corp. of North
               America
               Sr. Debentures 5.96%, 5/15/37         Aa3              350         360,500
              BellSouth Capital Funding
               Corp.
               Debentures
               6.04%, 11/15/26                       Aa1              500         520,325
              DVI, Inc.
               Sr. Notes 9.875%, 2/1/04               B1              750         720,000
              Long Island Savings Bank
               F.S.B.
               Notes
               7.00%, 6/13/02                       Baa3              770         796,950
              National Westminster Bank
               Debentures
               9.375%, 11/15/03                      Aa3               95         108,870
              Paribas NY
               Sub Notes
               6.95%, 7/22/13                        N/R              160         156,000
         (3)  Prudential Insurance Co.
               Sr. Notes
               6.375%, 7/23/06                        A2              100         101,375
         (8)  PTC International Finance B.V.
               Gtd. Sr. Sub. Notes
               0.00%, 7/1/07                          B3              350         237,563
         (2)  Westfed Holdings
               Sr. Debentures 15.50%,
               9/15/99                               N/R            1,750       1,295,000
                                                                            -------------
              GROUP TOTAL                                                       5,248,414
                                                                            -------------
--------------------------------------------------------------------------------
-------------
FOOD & BEVERAGES (1.8%)
              AmeriServ Food Distribution,
               Inc.
               Gtd. Sr. Notes
               8.875%, 10/15/06                       B1              650         615,875
              Archibald Candy Corp.
               Gtd. Sr. Secured Notes
               10.25%, 7/1/04                         B2            1,000       1,012,500
         (3)  Eagle Family Foods
               Series B,
               Gtd. Sr. Notes
               8.75%, 1/15/08                         B3              450         425,250
         (3)  Fleming Companies, Inc.
               Sr. Sub. Notes
               10.50%, 12/1/04                        B3              700         666,750
              Hollinger International
               Publishing
               Gtd. Sr. Notes
               9.25%, 3/15/07                         B1            1,000       1,057,500
              International Home Foods, Inc.
               Gtd. Sr. Sub. Notes
               10.375%, 11/1/06                       B2            1,000       1,076,250
                                                                            -------------
              GROUP TOTAL                                                       4,854,125
                                                                            -------------
--------------------------------------------------------------------
-------------
                                                Moody's         Face
                                                Ratings        Amount           Value
                                              (Unaudited)       (000)        (Note A-1)
--------------------------------------------------------------------
-------------
HEALTH CARE (2.0%)
         (3)  ICN Pharmaceutical
               Sr. Notes
               8.75%, 11/15/08                       Ba3    $         500   $     503,750
              Integrated Health Services,
               Inc.:
               Sr. Sub. Notes
               9.25%, 1/15/08                         B2              100          95,000
               Series A,
               Sr. Sub. Notes
               10.25%, 4/30/06                        B2              400         403,000
              Meditrust: Conv. Debentures
               7.50%, 3/1/01                        Baa3            2,000       1,950,000
              Merck & Co.
               Series B, Medium Term Notes
               5.76%, 5/3/37                         Aaa              500         520,000
         (3)  National Vision Associates
               Sr. Notes
               12.75%, 10/15/05                       B2              250         264,375
         (3)  Oxford Health Plans
               Sr. Notes
               11.00%, 5/15/05                      Caa1              590         541,325
              Paracelsus Healthcare
               Sr. Sub. Notes
               10.00%, 8/15/06                        B3              750         684,375
              Vencor Operating Inc.
               Gtd. Sr. Sub. Notes
               9.875%, 5/1/05                         B3              400         347,000
                                                                            -------------
              GROUP TOTAL                                                       5,308,825
                                                                            -------------
--------------------------------------------------------------------------------
-------------
INDUSTRIAL GOODS & MATERIALS (5.4%)
              AMTROL Acquisition, Inc.
               Sr. Sub. Notes
               10.625%, 12/31/06                      B3              400         389,000
              APCOA Inc.
               Gtd. Sr. Notes
               9.25%, 3/15/08                       Caa1              430         403,125
              Atlantis Group, Inc.
               Sr. Notes
               11.00%, 2/15/03                        B2              585         582,075
              CLARK Material Handling Co.
               Gtd. Sr. Notes
               10.75%, 11/15/06                       B1              550         565,125
              Color Spot Nurseries
               Sr. Sub. Notes
               10.50%, 12/15/07                     Caa1            1,000         547,500
         (3)  Diamond Triumph
               Sr. Notes
               9.25%, 4/1/08                          B2              500         495,000
              Delco Remy International, Inc.
               Gtd. Sr. Sub. Notes
               10.625%, 8/1/06                        B2              600         630,750
         (3)  Golden Ocean Group, Ltd.
               Gtd. Sr. Notes
               10.00%, 8/31/01                        B3            1,548         429,570

    The accompanying notes are an integral part of the financial statements.

                                                Moody's         Face
                                                Ratings        Amount           Value
                                              (Unaudited)       (000)        (Note A-1)
--------------------------------------------------------------------
-------------
         (3)  Hayes Lemmerz International,
               Inc.
               Gtd. Sr. Notes
               8.25%, 12/15/08                        B2    $         750   $     748,125
              Haynes International, Inc.:
               Sr. Notes
               9.125%, 7/15/07                        B2              500         518,750
              11.625%, 9/1/04                         B3              500         465,000
              Interlake Corp.
               Sr. Sub. Debentures 12.125%,
               3/1/02                                 B3              800         808,000
              International Knife & Saw,
               Inc.
               Sr. Sub. Notes
               11.375%, 11/15/06                      B3              750         769,688
              MVE, Inc.
               Sr. Secured Debentures
               12.50%, 2/15/02                        B3              850         819,188
              Motors & Gears, Inc.
               Series D, Sr. Notes
               10.75%, 11/15/06                       B3            1,500       1,576,875
              Neenah Corp.
               Series B, Sr. Sub. Notes
               5.00%, 5/1/07                          B3              500         516,250
         (3)  PSINET Inc.
               Sr. Notes
               11.50%, 11/1/08                        B3            1,000       1,037,500
         (3)  Park-Ohio Industries, Inc.
               Sr. Sub. Notes
               9.25%, 12/1/07                         B2              400         408,000
              SRI Receivables Purchase Co.,
               Inc.
               Series B, Notes
               12.50%, 12/15/00                      N/R            1,500       1,560,000
              Seagate Technology, Inc.
               Sr. Debentures 7.45%, 3/1/37         Baa3              230         223,388
      (3)(8)  Thermadyne Holdings Corp.
               Sr. Discount Notes
               0.00%, 6/1/08                        Caa1              975         477,750
         (3)  Thermadyne Mfg. L.L.C./
               Thermadyne Capital Corp.
               Gtd. Sr. Sub.Notes
               9.875%, 6/1/08                         B3              300         278,250
              Transwestern Public Co.
               Sr. Sub. Notes
               9.625%, 11/15/07                      N/R              500         520,625
                                                                            -------------
              GROUP TOTAL                                                      14,769,534
                                                                            -------------
--------------------------------------------------------------------------------
-------------
METALS & MINING (3.3%)
              AK Steel Corp.
               Gtd. Sr. Notes
               10.75%, 4/1/04                        Ba2            1,200       1,248,000
              Algoma Steel, Inc.
               Yankee First Mortgage Notes
               12.375%, 7/15/05                       B1            1,000         750,000
         (3)  Bayou Steel Corp.
               First Mortgage Notes
               9.50%, 5/15/08                         B1              500         470,000
                                                Moody's         Face
                                                Ratings        Amount           Value
                                              (Unaudited)       (000)        (Note A-1)
--------------------------------------------------------------------
-------------
              Gulf States Steel, Inc.
               First Mortgage Notes
               13.50%, 4/15/03                        B1    $       1,200   $     489,000
              Kaiser Aluminum & Chemical
               Corp.
               Series D, Sr. Notes
               10.875%, 10/15/06                      B1              675         680,063
         (3)  Lodestar Holdings Inc
               Sr. Notes
               11.50%, 5/15/05                      Caa2              800         618,000
         (3)  Metallurg Inc.
               Series B,
               Gtd. Sr. Notes
               11.00%, 12/1/07                        B3              750         717,188
              Republic Engineered Steel,
               Inc.
               First Mortgage Bonds
               9.875%, 12/15/01                     Caa1            1,135       1,146,350
         (3)  Sheffield Steel Corp.
               Series B, First Mortgage
               Bonds
               11.50%, 12/1/05                      Caa2              750         604,688
              WCI Steel, Inc.
               Series B,
               Sr. Secured Notes
               10.00%, 12/1/04                        B2              925         920,375
              Weirton Steel Corp.
               Sr. Notes
               11.375%, 7/1/04                        B2              500         445,000
              Wheeling-Pittsburg Corp.
               Sr. Notes
               9.25%, 11/15/07                        B2              750         695,625
                                                                            -------------
              GROUP TOTAL                                                       8,784,289
                                                                            -------------
--------------------------------------------------------------------------------
-------------
PACKAGING/CONTAINERS (1.4%)
              AEP Industries, Inc.
               Sr. Sub. Notes
               9.875%, 11/15/07                       B2              250         251,875
              BPC Holding Corp.
               Series B,
               Sr. Secured Notes
               12.50%, 6/15/06                      Caa3              900         940,500
              Container Corp. of America
               Gtd. Sr. Notes
               9.75%, 4/1/03                          B1              500         510,000
         (8)  Crown Packaging Enterprises
               Ltd.
               Yankee Sr. Secured Discount
               Notes
               0.00%, 8/1/06                         Ca1            2,450          36,750
              Four M Corp.
               Series B,
               Gtd. Sr. Secured Notes
               12.00%, 6/1/06                         B3              150         112,500
              Gaylord Container Corp.
               Series B, Sr. Notes
               9.75%, 6/15/07                         B3              700         593,250
         (3)  Radnor Holdings, Inc.
               Series B,
               Gtd. Sr. Notes
               10.00%, 12/1/03                        B2              250         251,875

    The accompanying notes are an integral part of the financial statements.

                                                Moody's         Face
                                                Ratings        Amount           Value
                                              (Unaudited)       (000)        (Note A-1)
--------------------------------------------------------------------
-------------
              Riverwood International Corp.
               Gtd. Sr. Sub. Notes
               10.875%, 4/1/08                      Caa1    $         600   $     547,500
         (3)  Stone Container Finance Co.
               Yankee Gtd. Sr. Notes
               11.50%, 8/15/06                        B2              530         533,975
                                                                            -------------
              GROUP TOTAL                                                       3,778,225
                                                                            -------------
--------------------------------------------------------------------------------
-------------
PAPER & FOREST PRODUCTS (2.4%)
         (3)  Ainsworth Lumber Co. Ltd.
               Yankee Sr. Secured Notes
               12.50%, 7/15/07                        B3            1,900       1,881,000
              Crown Paper Co.
               Sr. Sub. Notes
               11.00%, 9/1/05                         B3              550         489,500
              Mail-Well Corp.
               Sr. Sub. Notes
               10.50%, 2/15/04                        B2            1,500       1,575,000
              Malette, Inc.
               Yankee Sr. Secured Debentures
               12.25%, 7/15/04                       Ba3              555         598,013
              QUNO Corp.
               Yankee Sr. Notes
               9.125%, 5/15/05                      Baa3              315         331,144
              Repap New Brunswick, Inc.
               Sr. Secured Debentures
               10.625%, 4/15/05                       B3              700         467,250
              SD Warren Co.
               Series B, Sr. Sub. Notes
               12.00%, 12/15/04                       B1            1,000       1,090,000
                                                                            -------------
              GROUP TOTAL                                                       6,431,907
                                                                            -------------
--------------------------------------------------------------------------------
-------------
PUBLISHING & INFORMATION SERVICES (2.8%)
         (3)  American Lawyer Media
               Holdings, Inc.
               Gtd. Sr. Notes
               9.75%, 12/15/07                        B1              450         468,000
              Ampex Corp.
               Series B, Sr. Notes
               12.00%, 3/15/03                       N/R              750         772,500
              Belo (A.H.) Corp.
               Sr. Notes
               6.875%, 6/1/02                       Baa2              750         781,875
         (8)  InterAct Systems, Inc.
               Sr. Discount Notes
               0.00%, 8/1/03                         N/R              950         285,000
              Lamar Advertising Co.
               Gtd. Sr. Sub. Notes
               9.625%, 12/1/06                        B1              250         270,313
              Level 3 Communications, Inc.:
               Sr. Notes
         (3)  9.125%, 5/1/08                          B3            1,350       1,339,875
              0.00%, 12/1/08                          B3            2,000       1,167,500
                                                Moody's         Face
                                                Ratings        Amount           Value
                                              (Unaudited)       (000)        (Note A-1)
--------------------------------------------------------------------
-------------
         (8)  Liberty Group Publishing, Inc.
               Sr. Discount Debentures
               0.00%, 2/1/09                        Caa1    $         600   $     321,000
         (3)  Mentus Media Corp.
               Units
               12.00%, 2/1/03                        N/R            1,423       1,423,000
              Tri-State Outdoor Media
               Sr. Notes
               11.00%, 5/15/08                       N/R              850         837,250
                                                                            -------------
              GROUP TOTAL                                                       7,666,313
                                                                            -------------
--------------------------------------------------------------------
-------------
REAL ESTATE (0.2%)
              EOP Operating L.P.
               Sr. Notes
               6.375%, 2/15/03                      Baa1              500         498,750
                                                                            -------------
--------------------------------------------------------------------------------
-------------
RESTAURANTS, HOTELS & GAMING (7.3%)
              American Restaurant Group,
               Inc.
               Gtd. Sr. Secured Notes
               11.50%, 2/15/03                        B3              750         699,375
         (3)  Bluegreen Corp.
               Gtd. Sr. Secured Notes
               10.50%, 4/1/08                         B3            1,000         907,500
         (3)  Boyd Gaming Corp.
               Sr. Sub. Notes
               9.50%, 7/15/07                         B1              150         149,250
              CapStar Hotel Co.
               Sr. Sub. Notes
               8.75%, 8/15/07                         B1              375         366,095
              Casino America, Inc.
               Gtd. Sr. Notes
               12.50%, 8/1/03                         B1            1,250       1,387,500
              Casino Magic of Louisiana,
               Corp.
               Series B, Gtd. First Mortgage
               Notes
               13.00%, 8/15/03                        B3            1,300       1,379,625
         (4)  Colorado Gaming &
               Entertainment, Co.
               Gtd. Sr. Notes
               12.00%, 6/1/03                        N/R            1,480       1,595,099
              Empress River Casino Finance
               Corp.
               Gtd. Sr. Notes
               10.75%, 4/1/02                        Ba3              500         533,750
              Friendly Ice Cream Corp.
               Gtd. Sr. Notes
               10.50%, 12/1/07                        B1              800         810,000
         (3)  Hard Rock Hotel, Inc.
               Sr. Sub. Notes
               9.25%, 4/1/05                          B3            1,400       1,400,000
              Hilton Hotels
               Sr. Notes
               7.95%, 4/15/07                       Baa1               55          57,750
              HMH Properties
               Series B,
               Gtd. Sr. Notes
               7.875%, 8/1/08                        Ba2              500         486,875

    The accompanying notes are an integral part of the financial statements.

                                                Moody's         Face
                                                Ratings        Amount           Value
                                              (Unaudited)       (000)        (Note A-1)
--------------------------------------------------------------------
-------------
         (3)  Hollywood Park, Inc.
               Series B,
               Gtd. Sr. Sub. Notes
               9.50%, 8/1/07                          B2    $         675   $     668,250
              Horseshoe Gaming L.L.C.:
               Series B, Sr. Sub. Notes
               9.375%, 6/15/07                        B3            1,350       1,387,125
               Series B,
               Gtd. Sr. Notes
               12.75%, 9/30/00                        B1              750         805,313
              Majestic Star Casino L.L.C.
               Sr. Exchange Secured Notes
               12.75%, 5/15/03                        B2              200         208,500
              Mohegan Tribal Gaming
               Authority
               Series B,
               Sr. Secured Notes
               13.50%, 11/15/02                      Ba1              900       1,083,375
              Prime Hospitality Corp.
               Secured First Mortgage Notes
               9.25%, 1/15/06                        Ba2              850         880,813
         (3)  Romacorp Inc.
               Sr. Notes
               12.00%, 7/1/06                         B3              750         734,063
              Red Roof Inns, Inc.
               Sr. Exchange Notes
               9.625%, 12/15/03                       B2              700         707,000
              Station Casinos
               Sr. Sub. Notes
               9.75%, 4/15/07                         B2            1,400       1,419,250
              Santa Fe Hotel, Inc.
               Gtd. First Mortgage Notes
               11.00%, 12/15/00                     Caa2              354         343,823
              Waterford Gaming L.L.C./
               Waterford Gaming Finance
               Corp.
               Sr. Notes
               12.75%, 11/15/03                      N/R            1,514       1,629,421
                                                                            -------------
              GROUP TOTAL                                                      19,639,753
                                                                            -------------
--------------------------------------------------------------------------------
-------------
RETAIL (4.6%)
      (3)(8)  Advance Holdings Corp.
               Series B,
               Sr. Discount Debenture 0.00%,
               4/15/09                              Caa2            1,500         883,125
         (3)  Advance Stores Co.
               Gtd. Sr. Sub. Notes
               10.25%, 4/15/08                      Caa1            2,000       2,025,000
         (3)  County Seat Stores, Inc.
               Units
               12.75%, 11/1/04                       N/R            1,100         825,000
              Dairy Mart Convenience Stores,
               Inc.
               Sr. Sub. Notes
               10.25%, 3/15/04                        B3              275         259,188
              Finlay Enterprises, Inc.
               Sr. Debentures 9.00%, 5/1/08           B2              400         372,500
                                                Moody's         Face
                                                Ratings        Amount           Value
                                              (Unaudited)       (000)        (Note A-1)
--------------------------------------------------------------------
-------------
              Finlay Fine Jewelry Corp.
               Gtd. Sr. Notes
               8.375%, 5/1/08                        Ba3    $       1,200   $   1,101,000
              Jitney-Jungle Stores of
               America, Inc.:
               Gtd. Sr. Sub. Notes
               10.375%, 9/15/07                       B3              300         309,000
              Gtd. Sr. Notes
               12.00%, 3/1/06                         B2              750         832,500
              K Mart Corp.
               Debentures
               7.75%, 10/1/12                        Ba2            1,175       1,170,594
         (8)  Mrs. Fields Holding Co.
               Units
               0.00%, 12/1/05                       Caa2            1,750         975,625
              Mrs. Fields Original Cookies,
               Inc.:
               Gtd. Sr. Notes
               10.125%, 12/1/04                      N/R            1,800       1,723,500
         (3)   10.125%, 12/1/04                       B2              250         239,375
              Pantry, Inc.
               Sr. Sub. Notes
               10.25%, 10/15/07                       B3              750         780,000
              Pathmark Stores, Inc.
               Sr. Sub. Notes
               9.625%, 5/1/03                       Caa1              850         835,125
                                                                            -------------
              GROUP TOTAL                                                      12,331,532
                                                                            -------------
--------------------------------------------------------------------------------
-------------
TELECOMMUNICATIONS (16.5%)
              Adelphia Communications Corp.
               8.375%, 2/1/08                         B3              800         828,000
              Advanced Radio
               Telecommunications Corp.
               Sr. Notes
               14.00%, 2/15/07                      Caa2              900         583,875
         (8)  COLT Telecom Group plc Yankee
               Units
               0.00%, 12/15/06                       N/R              400         352,000
              Century Communications, Inc.
               Series B
               Zero Coupon, 1/15/08                  Ba3              650         330,688
         (8)  Clearnet Communications, Inc.
               Sr. Discount Notes
               0.00%, 12/15/05                        B3              800         689,000
         (3)  Coaxial Communications, Inc.
               Gtd. Sr. Notes
               10.00%, 8/15/06                        B3              750         770,625
              Comcast Cellular Holdings
               Series B, Sr. Notes
               9.50%, 5/1/07                         Ba3              700         745,500
         (3)  Concentric Network Corp.
               Units
               12.75%, 12/15/07                      N/R              750         755,625
              Dobson Wireline Co.
               Sr. Notes
               12.25%, 6/15/08                       N/R            1,000         922,500

    The accompanying notes are an integral part of the financial statements.

                                                Moody's         Face
                                                Ratings        Amount           Value
                                              (Unaudited)       (000)        (Note A-1)
--------------------------------------------------------------------
-------------
         (3)  Dobson/Sygnet Communications
               Co.
               Sr. Notes
               12.25%, 12/15/08                      N/R    $       1,300   $   1,306,500
      (3)(8)  DTI Holdings, Inc.
               Units
               0.00%, 3/1/08                         N/R            1,850         469,438
      (3)(8)  Dolphin Telecom plc
               Sr. Discount Notes
               0.00%, 6/1/08                        Caa1              500         176,875
         (8)  E. Spire Communications, Inc.
               Sr. Discount Notes. 0.00%,
               11/1/05                               N/R            2,950       2,227,250
         (8)  EchoStar Satellite
               Broadcasting Corp.
               Sr. Secured Discount Notes
               0.00%, 3/15/04                         B3              700         713,125
         (3)  Exodus Communications, Inc.
               Sr. Notes
               11.25%, 7/1/08                        N/R              700         703,500
      (3)(8)  Focal Communications Corp.
               Sr. Discount Notes
               0.00%, 2/15/08                        N/R            1,400         731,500
         (3)  Global Crossing Holdings Ltd.
               Gtd. Sr. Notes
               9.625%, 5/15/08                       N/R            1,150       1,219,000
              Globix Corp.
               Sr. Notes
               13.00%, 5/1/05                        N/R            1,000         835,000
         (8)  GST USA, Inc.
               Gtd. Sr. Discount Notes
               0.00%, 12/15/05                       N/R            1,800       1,311,750
              Globalstar, L.P./Globalstar
               Capital Corp.
               Sr. Notes
               10.75%, 11/1/04                        B3            1,000         717,500
         (8)  Hyperion Telecommunications,
               Inc.
               Series B,
               Sr. Discount Notes
               0.00%, 4/15/03                         B3              450         332,438
         (8)  ICG Holdings, Inc.:
               Gtd. Sr. Exchange Discount
               Notes
               0.00%, 9/15/05                        N/R              650         539,500
              0.00%, 5/1/06                          N/R              600         432,000
               Gtd. Sr. Discount Notes
               0.00%, 3/15/07                        N/R            1,750       1,104,688
      (3)(8)  ICG Services, Inc.:
               Sr. Discount Notes
               0.00%, 2/15/08                        N/R              500         266,875
              0.00%, 5/1/08                          N/R            1,350         727,313
              ITC DeltaCom, Inc.
               Sr. Notes
               11.00%, 6/1/07                         B2              259         276,159
                                                Moody's         Face
                                                Ratings        Amount           Value
                                              (Unaudited)       (000)        (Note A-1)
--------------------------------------------------------------------
-------------
              Intermedia Communications,
               Inc.
               Sr. Notes
               8.875%, 11/1/07                        B2    $         200   $     196,500
              Iridium LLC / Iridium Capital
               Corp.
               Series B, Sr. Notes
               14.00%, 7/15/05                        B3              500         476,875
              Iridium LLC/Capital Corp.:
               10.875%, 7/15/05                       B3              500         413,125
              11.25%, 7/15/05                         B3              100          84,125
              Jacor Communications, Inc.
               Gtd. Sr. Sub. Notes
               8.00%, 2/15/10                         B2              250         259,063
              Jordan Telecommmunications
               Products, Inc.
               Series B, Sr. Notes. 9.875%,
               8/1/07                                N/R              270         272,025
         (8)  Series B,
               Sr. Discount Notes
               0.00%, 8/1/07                          B3              425         326,719
         (3)  Long Distance International,
               Inc.
               Units
               12.25%, 4/15/08                       N/R            1,500       1,226,250
         (8)  McCaw International Ltd.
               Sr. Discount Notes
               0.00%, 4/15/07                       Caa1            1,000         550,000
              McLeod USA, Inc.:
               Sr. Notes
               0.00%, 3/1/07                          B2              800         611,000
         (3)  9.50%, 11/1/08                          B2            1,000       1,055,000
         (8)   Sr. Discount Notes
               9.25%, 7/15/07                         B2              400         414,500
      (3)(8)  MetroNet Communications Corp.
               Sr. Discount Notes
               0.00%, 11/1/07                          B            1,100         669,625
              0.00%, 6/15/08                          B3            1,000         616,250
         (8)  Microcell Telecommunications,
               Inc.
               Series B, Yankee
               Sr. Discount Notes
               0.00%, 6/1/06                          B3              270         204,863
      (3)(8)  Nextel Communications, Inc.
               Sr. Discount Notes
               0.00%, 2/15/08                         B2            1,700       1,024,250
              NEXTLINK Communications, Inc.:
               0.00%, 4/15/08                         B3            1,700         971,125
         (8)  10.75%, 11/15/08                        B3              500         512,500
               Sr. Notes
               12.50%, 4/15/06                        B3              350         381,500
              Orion Network Systems, Inc.
                Gtd. Sr. Notes
                11.25%, 1/15/07                       B2              500         481,250

    The accompanying notes are an integral part of the financial statements.

                                                Moody's         Face
                                                Ratings        Amount           Value
                                              (Unaudited)       (000)        (Note A-1)
--------------------------------------------------------------------
-------------
              PLD Telekom Inc.
               Gtd. Sr. Notes
               14.00%, 6/1/04                        N/R    $       1,610   $     966,000
              Price Communications
               Corp./Price Communications
               Cellular Holdings, Inc.
               Sr. Discount Notes
               11.25%, 8/15/08                      Caa1              700         665,000
         (8)  Pagemart Nationwide, Inc.
               Sr. Discount Notes
               0.00%, 2/1/05                          B3            1,750       1,555,313
              Pegasus Communications Corp.
               Units 12.75%, 1/1/07                  Caa              250         245,000
         (3)  Petersburg Long Distance, Inc.
               Conv. Sub. Notes
               9.00%, 6/1/06                         N/R              230          84,238
         (8)  Qwest Communications
               International, Inc.
               Sr. Discount Notes
               0.00%, 10/15/07                        B2            1,100         856,625
         (8)  RCN Corp.
               Series B,
               Sr. Discount Notes
               0.00%, 2/15/08                         B3              900         484,875
      (3)(8)  Rhythms Netconnections
               Units
               0.00%, 5/15/08                        N/R            1,500         673,125
              RSL Communications plc:
               Gtd. Sr. Notes
               9.125%, 3/1/08                         B3              250         233,750
         (3)   Sr. Notes
               10.50%, 11/15/08                       B3              250         242,500
              Rogers Cablesystems Ltd.
               Series B,
               Yankee Sr. Secured 2nd
               Priority Notes
               10.00%, 3/15/05                       Ba3              250         280,000
              Rogers Cantel Inc.
               Yankee Sr. Secured Debentures
               9.375%, 6/1/08                        Ba3              350         370,125
              Star Choice Communications,
               Inc.
               Sr. Notes. 13.00%, 12/15/05           N/R              500         496,250
         (3)  Startec Global Communications
               Corp.
               Units
               12.00%, 5/15/08                       N/R              750         642,188
              Sprint Spectrum L.P./ Sprint
               Spectrum Finance Corp.
               Sr. Notes
               11.00%, 8/15/06                        B2            1,500       1,736,250
         (8)  TCI Satellite Entertainment,
               Inc.:
               Sr. Discount Notes
               0.00%, 2/15/07                         B3              200          39,750
              Sr. Sub. Notes
               10.875%, 2/15/07                       B3              700         257,250
                                                Moody's         Face
                                                Ratings        Amount           Value
                                              (Unaudited)       (000)        (Note A-1)
--------------------------------------------------------------------
-------------
              Talton Holdings, Inc.
               Gtd. Sr. Notes
               11.00%, 6/30/07                        B2    $         250   $     237,188
              Teligent, Inc.
               Sr. Notes
               11.50%, 12/1/07                      Caa1              750         703,125
         (8)  USN Communications Inc.
               Units
               0.00%, 8/15/04                       Caa1              660         249,150
         (3)  Viatel, Inc.
               Sr. Notes
               11.25%, 4/15/08                      Caa1              850         845,750
              Western Wireless Corp.
               Sr. Sub. Notes
               10.50%, 2/1/07                         B3              350         365,750
         (8)  WinStar Communications, Inc.
               Sr. Discount Notes
               0.00%, 10/15/05                      Caa1            2,100       1,551,375
                                                                            -------------
              GROUP TOTAL                                                      44,595,815
                                                                            -------------
--------------------------------------------------------------------
-------------
TEXTILES/APPAREL (1.3%)
         (3)  Iron Age Corp.
               Sr. Sub. Notes
               9.875%, 5/1/08                         B3              250         227,500
              Maxim Group, Inc.
               Series B,
               Gtd. Sr. Sub. Notes
               9.25%, 10/15/07                        B2              700         699,125
         (3)  Phillips-Van-Heusen Corp.
               Sr. Sub. Notes
               9.50%, 5/1/08                          B1              800         801,000
              Pillowtex Corp.
               Gtd. Sr. Sub. Notes
               10.00%, 11/15/06                       B2              500         538,750
              Tropical Sportswear
               International
               Series A,
               Gtd. Sr. Notes
               11.00%, 6/15/08                        B3              600         631,500
              William Carter Co.
               Series A, Sr. Sub. Notes
               10.375%, 12/1/06                       B3              500         545,625
                                                                            -------------
              GROUP TOTAL                                                       3,443,500
                                                                            -------------
--------------------------------------------------------------------------------
-------------
TRANSPORTATION (1.7%)
              AirTran Airlines, Inc.
               Sr. Notes
               10.50%, 4/15/01                       N/R            1,000         808,750
         (3)  Ermis Maritime Holdings, Ltd.
               Units
               12.50%, 3/15/06                        B3              915         887,550
         (3)  Hermes Europe Railtel B.V.
               Sr. Notes
               11.50%, 8/15/07                        B3            1,000       1,075,000
              Norfolk Southern Corp. Notes
               7.05%, 5/1/37                        Baa1              200         217,750

    The accompanying notes are an integral part of the financial statements.

                                                Moody's         Face
                                                Ratings        Amount           Value
                                              (Unaudited)       (000)        (Note A-1)
--------------------------------------------------------------------
-------------
              Pegasus Shipping (Hellas) Ltd.
               Series A, First Preferred
               Ship Mortgage Notes
               11.875%, 11/15/04                      B3    $         300   $     272,250
         (3)  Trans World Airlines, Inc.
               Sr. Notes
               11.375%, 3/1/06                      Caa1            1,500       1,231,875
                                                                            -------------
              GROUP TOTAL                                                       4,493,175
                                                                            -------------
--------------------------------------------------------------------------------
-------------
WASTE MANAGEMENT (0.5%)
         (3)  Waste Systems International,
               Inc.
               Sub. Notes
               7.00%, 5/13/05                        N/R            1,500       1,447,500
                                                                            -------------
--------------------------------------------------------------------------------
-------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $247,380,650)                                                         232,334,489
                                                                            -------------
--------------------------------------------------------------------
-------------
MUNICIPAL SECURITIES (0.5%)
         --------------------------------------------------------------------------------
-------------
              New Jersey Economic
               Development Authority
               Series B, Revenue Bonds:
              Zero Coupon, 2/15/03
               (Cost $1,222,084)                     Aaa            1,605       1,290,484
                                                                            -------------
--------------------------------------------------------------------
-------------
GOVERNMENT & AGENCY SECURITIES (1.8%)
--------------------------------------------------------------------------------
-------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (1.3%)
              30YR TBA
               6.00%, 1/1/29                         Aaa              320         315,798
               6.00%, 2/1/29                         Aaa            2,420       2,388,225
              STRIPS,
               Series H, Class 2
               11.50%, 5/1/09                        Aaa              684         754,435
                                                                            -------------
              GROUP TOTAL                                                       3,458,458
                                                                            -------------
--------------------------------------------------------------------
-------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (0.1%)
              Various Pools:
               10.50%, 9/15/15                       Aaa               99         108,598
               10.50%, 12/15/15                      Aaa                5           4,990
               10.50%, 3/15/16                       Aaa               26          28,696
               10.50%, 8/15/16                       Aaa               35          38,147
                                                                            -------------
              GROUP TOTAL                                                         180,431
                                                                            -------------
--------------------------------------------------------------------------------
-------------
TENNESSEE VALLEY AUTHORITY (0.0%)
              Power Bonds, 1996
               Series A
               5.88%, 4/1/36                         Aaa              125         132,656
                                                                            -------------
--------------------------------------------------------------------------------
-------------
UNITED STATES TREASURY BOND (0.0%)
              6.875%, 8/15/25                        Aaa               50          60,602
                                                                            -------------
--------------------------------------------------------------------
-------------
                                                Moody's         Face
                                                Ratings        Amount           Value
                                              (Unaudited)       (000)        (Note A-1)
--------------------------------------------------------------------
-------------
UNITED STATES TREASURY NOTE (0.4%)
              6.25%, 2/15/07                         Aaa    $       1,010   $   1,107,839
                                                                            -------------
--------------------------------------------------------------------------------
-------------
TOTAL GOVERNMENT & AGENCY SECURITIES
  (Cost $4,889,728)                                                             4,939,986
                                                                            -------------
--------------------------------------------------------------------------------
-------------
COLLATERALIZED MORTGAGE OBLIGATIONS (0.5%)
--------------------------------------------------------------------
-------------
              Asset Securitization Corp.:
               Series 1996-MD6, Class A6
               7.11%, 11/13/26                      Baa2              420         429,925
              GMAC Commercial Mortgage
               Securities Inc. 6.853%,
               9/15/06                               Aaa               80          84,454
              Kidder Peabody Acceptance
               Corp.
               Series 1994-C1,
               Class C1 B 6.85%, 2/1/06              N/R              910         931,831
                                                                            -------------
--------------------------------------------------------------------------------
-------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
  (Cost $1,426,413)                                                             1,446,210
                                                                            -------------
--------------------------------------------------------------------------------
-------------
ASSET BACKED OBLIGATIONS (2.1%)
--------------------------------------------------------------------
-------------
              Contimortgage Home Equity Loan
               Trust 7.22%, 1/15/28                  Aaa              125         128,743
              Contimortgage Home Equity Loan
               Trust
               Series 1998-1, Class A5
               6.43%, 4/15/16                        Aaa              425         430,028
              Fleetwood Credit Corp. Grantor
               Trust
               Series 1997-B, Class A 6.40%,
               5/15/13                               Aaa              659         671,815
              Green Tree Financial Corp.
               Manufactured Housing
               Installment Sale Contracts:
               Series 1993-4, Class B1
               7.20%, 1/15/19                       Baa3            2,000       1,958,120
              Green Tree Recreational,
               Equipment & Consumer Trust,
               Consumer Products & Equipment
               Retail Installment Sale
               Contracts:
               Series 1997-C, Class A-1,
               6.49%, 2/15/18                        N/R              703         703,549
              IMC Home Equity Loan Trust
               6.16%, 5/20/14                        Aaa              165         165,371
              Nationscredit Grantor Trust,
               Boat Retail Installment Sale
               Contracts,
               Series 1996-1, Class A,
               5.85%, 9/15/11                        Aaa              573         570,421

    The accompanying notes are an integral part of the financial statements.

                                                Moody's         Face
                                                Ratings        Amount           Value
                                              (Unaudited)       (000)        (Note A-1)
--------------------------------------------------------------------
-------------
              New Century Home Equity Loan
               Trust 6.73%, 7/25/22                  Aaa    $         100   $      97,598
              Southern Pacific Secured
               Assets Corp.
               Series 1998- 1, Class A2,
               6.27%, 2/25/18                        Aaa              550         553,064
              Trans World Airlines
               Unsecured. Notes 9.80%,
               12/14/02                              N/R              250         245,000
              UCFC Home Equity Loan,
               Series 1996-B1, Class A7,
               8.20%, 9/15/27                        Aaa              110         117,716
                                                                            -------------
--------------------------------------------------------------------
-------------
TOTAL ASSET BACKED OBLIGATIONS
  (Cost $5,510,249)                                                             5,641,425
                                                                            -------------
--------------------------------------------------------------------
-------------

                                               Shares/
                                                Units
-------------------------------------------------------------------------
----------------
COMMON STOCKS (1.1%)
-------------------------------------------------------------------------
----------------
CABLE (0.0%)
         (1) OpTel, Inc.                              500               5
                                                            -------------
-------------------------------------------------------------------------
----------------
CONSUMER PRODUCTS & SERVICES (0.0%)
         (1) Coinstar, Inc.                        11,887         123,328
         (1) Crown Packaging Enterprises
             Ltd.                                 253,746           2,537
                                                            -------------
            GROUP TOTAL                                           125,865
                                                            -------------
--------------------------------------------------------------------
-------------
FINANCIAL SERVICES (0.0%)
      (1)(5) Westfed Holdings, Inc. Class B
             (acquired 9/20/88, $127)              12,670               0
                                                            -------------
--------------------------------------------------------------------
-------------
FOOD & BEVERAGES (0.9%)
      (1)(5) Dr. Pepper Bottling Holdings,
             Inc. Class A (acquired
             2/25/97, cost $1,181,250)             75,000       2,250,000
         (1) Specialty Foods Corp.                 30,000           1,500
                                                            -------------
            GROUP TOTAL                                         2,251,500
                                                            -------------
-------------------------------------------------------------------------
----------------
INDUSTRIAL GOODS & MATERIALS (0.1%)
   (1)(5)(7) CIC I Acquisition Corp.
             (acquired 10/18/89, cost
             $1,076,715)                            2,944         200,192
                                                            -------------
--------------------------------------------------------------------
-------------
METALS & MINING (0.0%)
         (1) Sheffield Steel Corp.                  6,250          25,000
                                                            -------------
-------------------------------------------------------------------------
----------------
PAPER & FOREST PRODUCTS (0.1%)
         (1) Mail-Well, Inc.                        7,102          81,229
         (1) Mail-Well, Inc.                       14,204         162,458
                                                            -------------
            GROUP TOTAL                                           243,687
                                                            -------------
--------------------------------------------------------------------
-------------

                                               Shares/          Value
                                                Units        (Note A-1)
--------------------------------------------------------------------
-------------
RETAIL (0.0%)
      (1)(5) Jewel Recovery L.P.
             (acquired 7/30/93, cost $0)           49,559   $           0
                                                            -------------
-------------------------------------------------------------------------
----------------
RESTAURANTS, HOTELS & GAMING (0.0%)
         (1) Elsinore Corp.                        86,539          16,226
         (1) Isle of Capri Casinos, Inc.           14,947          58,854
         (1) Motels of America, Inc.                  500           9,000
                                                            -------------
            GROUP TOTAL                                            84,080
                                                            -------------
-------------------------------------------------------------------------
----------------
TELECOMMUNICATIONS (0.0%)
         (1) Intermedia Communications,
             Inc.                                   2,425          41,831
         (1) Nextel Communications, Inc.
             Class A                                  310           7,324
         (1) Pagemart Nationwide, Inc.              7,000          39,375
                                                            -------------
            GROUP TOTAL                                            88,530
                                                            -------------
-------------------------------------------------------------------------
----------------
TOTAL COMMON STOCKS
  (Cost $3,026,732)                                             3,018,859
                                                            -------------
--------------------------------------------------------------------
-------------
PREFERRED STOCKS (4.2%)
-------------------------------------------------------------------------
----------------
AEROSPACE/DEFENSE (0.4%)
         (1) GPA Group plc
             7% Second Preference Cum.
             Conv.                              2,125,000       1,105,000
                                                            -------------
-------------------------------------------------------------------------
----------------
BROADCASTING (1.2%)
      (1)(3) Benedek Communications Corp.
             11.50% Sr. Exchangeable                  150         148,500
         (1) Pegasus Communications Corp.
             12.75% Cum. Exchangeable,
             Series A                                  49          46,675
      (1)(3) Source Media, Inc.
             13.5% Units                           60,632       1,182,324
         (1) Spanish Broadcasting System,
             Inc. 14.25% Cum. Exchangeable         18,360       1,817,640
                                                            -------------
            GROUP TOTAL                                         3,195,139
                                                            -------------
--------------------------------------------------------------------
-------------
CABLE (0.4%)
            Adelphia Communications Corp.
             13% Cum. Exchangeable, Series
             B                                      5,000         592,500
         (1) DIVA Systems Corp.
             Series D                              56,913         648,808
         (1) NTL, Inc.
             13% Exchangeable, Series B                 1             583
                                                            -------------
            GROUP TOTAL                                         1,241,891
                                                            -------------
-------------------------------------------------------------------------
----------------
CONSUMER PRODUCTS & SERVICES (0.0%)
            Renaissance Cosmetics, Inc.
             14% Cumulative                             2               0
                                                            -------------
-------------------------------------------------------------------------
----------------
FINANCIAL SERVICES (0.2%)
            Olympic Financial, Ltd.
             Units
             11.50%, 3/15/07                          475         451,250

    The accompanying notes are an integral part of the financial statements.

                                               Shares/          Value
                                                Units        (Note A-1)
--------------------------------------------------------------------
-------------
         (7) West Fed Holdings, Inc.
             Class A (acquired
             9/20/88-6/18/93, cost
             $3,611,992)                           42,759   $      42,759
                                                            -------------
            GROUP TOTAL                                           494,009
                                                            -------------
-------------------------------------------------------------------------
----------------
METALS & MINING (0.1%)
         (3) International Utility
             Structures, Inc.: 14% Units                9             855
            13% Units                                 150         142,500
                                                            -------------
            GROUP TOTAL                                           143,355
                                                            -------------
-------------------------------------------------------------------------
----------------
MISCELLANEOUS (0.0%)
         (1) TCR Holdings Corp.:
             Series B                                 790              47
         (1)  Series C (non-voting)                   434              24
         (1)  Series D (non-voting)                 1,145              61
         (1)  Series E (non-voting)                 2,370             149
                                                            -------------
            GROUP TOTAL                                               281
                                                            -------------
-------------------------------------------------------------------------
----------------
PAPER & FOREST PRODUCTS (0.4%)
         (1) SD Warren Co.
             14% Cum. Exchangeable, Series
             B                                     21,459       1,094,409
                                                            -------------
-------------------------------------------------------------------------
----------------
PUBLISHING & INFORMATION SERVICES (0.2%)
            Primedia, Inc.
             10% Cum. Exchangeable, Series
             D                                      5,000         518,750
                                                            -------------
-------------------------------------------------------------------------
----------------
RESTAURANTS, HOTELS & GAMING (0.2%)
         (1) AmeriKing, Inc.
             13% Cum. Exchangable                  18,759         459,596
                                                            -------------
-------------------------------------------------------------------------
----------------
TELECOMMUNICATIONS (1.1%)
         (1) Intermedia Communications,
             Inc.
             13.5% Exchangeable, Series B           3,072         308,322
            7% Jr. Convertable, Series E           44,000         814,000
         (1) NEXTLINK Communications, Inc.
             14% Cum. Exchangeable                 12,087         670,829
         (1) Nextel Communications, Inc.
             13% Exchangeable, Series D               964         964,355
         (3) Rural Cellular Corp.
             11.375% Sr. Exchangeable                 264         249,480
         (1) Viatel, Inc.
             Series A                                 432          47,477
                                                            -------------
            GROUP TOTAL                                         3,054,463
                                                            -------------
--------------------------------------------------------------------
-------------
TOTAL PREFERRED STOCKS
  (Cost $13,594,305)                                           11,306,893
                                                            -------------
--------------------------------------------------------------------
-------------
RIGHTS (0.0%)
-------------------------------------------------------------------------
----------------
         (1) Terex Corp.
             expiring 5/15/02 (Cost $0)             6,000          84,000
                                                            -------------
--------------------------------------------------------------------
-------------
                                               Shares/          Value
                                                Units        (Note A-1)
--------------------------------------------------------------------
-------------
WARRANTS (0.9%)
-------------------------------------------------------------------------
----------------
         (1) Advanced Radio
             Telecommunications Corp.
             expiring 2/15/07                      13,500   $      86,400
         (1) American Telecasting, Inc.
             expiring 6/23/99                         525               0
         (1) Ampex Corp.
             expiring 3/15/03                      25,500          19,125
         (1) Australis Holdings Pty Ltd.
             expiring 10/30/01                      2,250              14
         (1) Bell Technology, Inc.
             expiring 5/1/05                        1,000              10
         (1) CHC Helicopter Corp.
             expiring 12/15/00                      6,000          18,000
         (1) Capital Gaming International,
             Inc.
             expiring 2/1/99                        5,704               0
      (1)(7) Chi Energy, Inc.:
             Series B,
             expiring 11/8/03                       7,578          18,195
             Series C,
             expiring 11/8/05                       4,919          11,811
         (1) Concentric Network Corp.
             expiring 12/15/07                        750         111,683
      (1)(7) Consolidated Hydro, Inc.
             expiring 12/31/03                      5,400               0
         (1) County Seat Stores, Inc.
             expiring 10/15/98                      1,520              15
         (1) Crown Packaging Holdings, Ltd.
             expiring 11/1/03                       2,000           1,000
         (1) DIVA Systems Corp.
             expiring 5/15/06                       1,925         423,500
            expiring 3/1/01                         8,325              83
         (1) DTI Holdings, Ltd
             expiring 3/1/08                        9,250             463
         (1) Dairy Mart Convenience Stores,
             Inc.
             expiring 12/1/01                      11,665           3,243
         (1) E. Spire Communications, Inc.
             expiring 11/1/05                       2,000         220,000
      (1)(5) Elsinore Corp.
             expiring 10/8/98                      79,941               0
         (1) Golden Ocean Group, Ltd.
             expiring 8/31/01                       1,032           1,032
         (1) Great American Cookie Co.
             expiring 1/30/00                         225               0
         (1) Hemmeter Enterprises, Inc.
             expiring 12/15/99                      9,000               0
         (1) IHF Capital, Inc.
             expiring 11/14/99                        500               5
         (1) Isle Capri Casinos, Inc.
             expiring 5/3/01                        2,646              26
         (1) IntelCom Group, Inc.
             expiring 9/1/05                        2,145          30,030
         (1) Interact Systems, Inc.
             expiring 8/1/03                          750               0
         (1) Long Distance International
             expiring 4/13/08                       1,500              15
         (1) Loral Orion Network Systems,
             Inc.
             expiring 1/31/07                         500           5,250
         (1) Mentus Media Corp.
             expiring 2/1/08                          227               2
             expiring 2/1/08                        3,757              38

    The accompanying notes are an integral part of the financial statements.

                                               Shares/          Value
                                                Units        (Note A-1)
--------------------------------------------------------------------
-------------
         (1) McCaw International Ltd.
             expiring 4/15/07                       1,000   $       2,500
         (1) Microcell Telecommunications
             expiring 12/31/97                      1,600          17,600
         (1) Star Choice Communications,
             Inc.
             expiring 12/5/05                      11,580          12,435
         (1) NEXTLINK Communications, Inc.
             expiring 2/1/09                        9,500               0
         (1) Nextel Communications, Inc.
             expiring 4/25/99                         750               8
         (1) PLD Telekom, Inc.
             expiring 6/1/06                        1,610              16
         (1) Price Communications Corp.
             expiring 8/1/07                        3,956          39,560
         (1) Rhythms Netconnections
             expiring 5/15/08                       6,000              60
         (1) SD Warren Co.
             expiring 12/15/06                     12,000          60,000
         (1) Startec Global Communications
             Corp.
             expiring 5/15/08                         750               8
         (1) Source Media, Inc.
             expiring 11/1/07                      30,731         301,166
         (1) Spanish Broadcasting System:
             expiring 6/30/99                       1,500         735,000
             expiring 6/29/99                       1,500         307,500
         (1) USN Communications, Inc.
             expiring 10/15/04                      7,600           6,384
         (1) United International Holdings
             expiring 11/15/99                      2,950          14,750
         (1) Wright Medical Technology
             expiring 6/30/03                         618               6
                                                            -------------
-------------------------------------------------------------------------
----------------
TOTAL WARRANTS
  (Cost $1,779,100)                                             2,446,933
                                                            -------------
-------------------------------------------------------------------------
----------------
TOTAL DOMESTIC SECURITIES
  (Cost $278,829,261)                                         262,509,279
                                                            -------------
--------------------------------------------------------------------
-------------
                                               Moody's          Face
                                               Ratings         Amount
                                             (Unaudited)        (000)
--------------------------------------------------------------------
-------------
FOREIGN SECURITIES (1.2%)
 --------------------------------------------------------------------------------
----------------
CORPORATE OBLIGATIONS (1.2%)
 --------------------------------------------------------------------------------
----------------
COLOMBIA (0.0%)
            Republic of Colombia 12.243%,
             8/13/05                            Baa3       USD  145       133,763
                                                                     ------------
--------------------------------------------------------------------
-------------
FINLAND (0.1%)
            Okobank Perpetual Medium Term
             Notes 5.739%, 9/29/49                A3       USD  300       282,000
--------------------------------------------------------------------
-------------
FRANCE (0.3%)
         (9) Credit Lyonnais Paris 6.563%,
             9/19/49                            Baa2       USD  210       174,825
                                              Moody's       Face
                                              Ratings      Amount       Value
                                            (Unaudited)    (000)      (Note A-1)
--------------------------------------------------------------------
-------------
            L'Auxiliare du Credit Foncier
             de France
             Gtd. Sub. Notes 5.00%,
             10/22/02                           Baa3       USD  680  $    655,384
                                                                     ------------
                                                                          830,209
                                                                     ------------
--------------------------------------------------------------------
-------------
JAPAN (0.2%)
            Fuji Bank (Cayman) Ltd.:
             Perpetual Gtd. Notes 7.30%,
             3/29/49                            Baa2       USD  370       240,500
             Perpetual Sub. Notes 6.55%,
             8/29/49                            Baa1       USD  430       279,500
                                                                     ------------
                                                                          520,000
                                                                     ------------
--------------------------------------------------------------------
-------------
POLAND (0.1%)
            Republic of Poland
             Past Due Interest Bonds
             5.00%, 10/27/14                    Baa3       USD  360       335,250
                                                                     ------------
--------------------------------------------------------------------
-------------
SWEDEN (0.4%)
            ForeningsSparbanken AB:
             Perpetual Jr. Sub. Medium
             Term Notes 6.438%, 12/29/49        Baa2       USD  500       495,750
         (3)  Perpetual Sub. Notes 7.50%,
             11/29/49                            N/R       USD  120       122,100
            Skandinaviska Enskilda Banken
             AB
             Perpetual Sub. Notes 6.625%,
             3/29/49                            Baa1       USD  400       396,748
                                                                     ------------
                                                                        1,014,598
                                                                     ------------
--------------------------------------------------------------------------------
----------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $3,377,753)                                                     3,115,820
                                                                     ------------
 --------------------------------------------------------------------------------
----------------
TOTAL FOREIGN SECURITIES
  (Cost $3,377,753)                                                     3,115,820
                                                                     ------------
--------------------------------------------------------------------
-------------
                                                           Shares
--------------------------------------------------------------------------------
----------------
SHORT-TERM INVESTMENTS (0.5%)
 --------------------------------------------------------------------------------
----------------
            Chase Vista Prime Money Market
             Fund Institutional Shares           N/R         51,909        51,909
            Federal Home Loan Bank
             Discount Notes
             Zero Coupon, 1/4/99                 N/R          1,164     1,163,583
                                                                     ------------
--------------------------------------------------------------------
-------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $1,215,492)                                                     1,215,492
                                                                     ------------
--------------------------------------------------------------------
-------------

    The accompanying notes are an integral part of the financial statements.

                                                                        Value
                                                                      (Note A-1)
--------------------------------------------------------------------
-------------
TOTAL INVESTMENTS (99.0%)
  (Cost $283,422,506)                                                $266,840,591
                                                                     ------------
--------------------------------------------------------------------
-------------
OTHER ASSETS IN EXCESS OF LIABILITIES (1.0%)
                                                                        2,666,695
                                                                     ------------
--------------------------------------------------------------------
-------------
NET ASSETS (100%)
            Applicable to 34,698,013 issued and outstanding $.001
             par value Shares (authorized 100,000,000 shares)        $269,507,286
                                                                     ------------
                                                                     ------------
--------------------------------------------------------------------
-------------

N/R--Not Rated.
STRIPS--Separate Trading of Registered Interest and Principal Securities.
TBA--Security is subject to delayed delivery.
  (1)  Non-income producing security.
  (2)  Defaulted security.
  (3)  144A Security. Certain conditions for public sale may exist.
  (4)  Payment in kind bond. Market value includes accrued interest.
  (5) Restricted as to private and public resale. Total cost of restricted securities at December 31, 1998 aggregated $1,157,039. Total market value of restricted securities owned at December 31, 1998 was $2,450,192 or 0.9% of net assets.
  (6)  Private Placement.
  (7) Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors.
  (8) Step Bond--Coupon rate is low or zero for an initial period and then increases to a higher coupon rate thereafter. Maturity date disclosed is the ultimate maturity.
  (9) Floating Rate--The interest rate changes on these instruments based upon a designated base rate. The rates shown are those in effect at December 31, 1998.

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES                                               December 31, 1998
---------------------------------------------------------------------------------------------------
ASSETS:
    Investments at Value
      (Cost $283,422,506) (Note A-1)............................................       $266,840,591
    Interest Receivable (Note A-4)..............................................          5,194,988
    Receivable for Investments Sold.............................................          3,491,612
    Dividends Receivable (Note A-4).............................................              3,100
    Other Assets................................................................             15,753
---------------------------------------------------------------------------------------------------
        Total Assets............................................................        275,546,044
---------------------------------------------------------------------------------------------------
LIABILITIES:
      Investments Purchased.....................................................          5,464,517
      Investment Advisory Fees (Note B).........................................            338,933
      Shareholders' Reports.....................................................             74,539
      Professional Fees.........................................................             63,135
      Bank Overdraft............................................................             36,977
      Administrative Fees (Note C)..............................................             24,536
      Shareholder Servicing Fees................................................             13,467
      Directors' Fees...........................................................              1,953
      Miscellaneous Fees........................................................             20,701
---------------------------------------------------------------------------------------------------
        Total Liabilities.......................................................          6,038,758
---------------------------------------------------------------------------------------------------
NET ASSETS......................................................................       $269,507,286
                                                                                  -----------------
                                                                                  -----------------
NET ASSETS CONSIST OF:
    Capital Shares at $.001 Par Value...........................................        $    34,698
    Capital Paid in Excess of Par Value.........................................        293,629,015
    Accumulated Net Investment Income...........................................            140,573
    Accumulated Net Realized Loss...............................................         (7,715,085)
    Unrealized Depreciation on Investments......................................        (16,581,915)
NET ASSETS APPLICABLE TO 34,698,013 ISSUED AND OUTSTANDING SHARES (AUTHORIZED
  100,000,000 SHARES)...........................................................       $269,507,286
                                                                                  -----------------
                                                                                  -----------------
NET ASSET VALUE PER SHARE.......................................................        $      7.77
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------

STATEMENT OF OPERATIONS                                                                  Year Ended
                                                                                  December 31, 1998
---------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
    Interest (Note A-4).........................................................       $ 26,617,687
    Dividends (Note A-4)........................................................            119,544
---------------------------------------------------------------------------------------------------
      Total Income..............................................................         26,737,231
---------------------------------------------------------------------------------------------------
EXPENSES:
    Investment Advisory Fees (Note B)...........................................          1,421,865
    Administrative Fees (Note C)................................................            325,115
    Shareholders' Reports.......................................................            135,018
    Shareholder Servicing Fees..................................................            100,660
    Custodian Fees..............................................................             91,203
    Professional Fees...........................................................             51,430
    Directors' Fees and Expenses................................................             49,671
    Other.......................................................................            136,221
---------------------------------------------------------------------------------------------------
      Total Expenses............................................................          2,311,183
---------------------------------------------------------------------------------------------------
    Expense Offset (Note A-4)...................................................             (5,395)
---------------------------------------------------------------------------------------------------
      Net Expenses..............................................................          2,305,788
---------------------------------------------------------------------------------------------------
      Net Investment Income.....................................................         24,431,443
---------------------------------------------------------------------------------------------------
NET REALIZED GAIN ON INVESTMENTS................................................          1,562,674
---------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/ DEPRECIATION ON INVESTMENTS..................        (24,197,476)
---------------------------------------------------------------------------------------------------
Net Realized Loss and Change in Unrealized Appreciation/Depreciation............        (22,634,802)
---------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations............................        $ 1,796,641
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                        Year Ended
                                                                                      December 31,          Year Ended
                                                                                              1998   December 31, 1997
----------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net Investment Income.......................................................      $ 24,431,443        $ 24,024,970
    Net Realized Gain on Investments............................................         1,562,674             381,883
    Change in Unrealized Appreciation / Depreciaion on Investments..............       (24,197,476)         12,659,532
----------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............................         1,796,641          37,066,385
----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
    Net Investment Income.......................................................       (24,942,259)        (26,270,243)
----------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
    Common Stock Issued through Reinvestment of Distributions (86,170 and 65,906
     shares, respectively)......................................................           694,164             529,012
----------------------------------------------------------------------------------------------------------------------
      Net Increase in Net Assets Resulting from Capital Share Transactions......           694,164             529,012
----------------------------------------------------------------------------------------------------------------------
      Total Increase (Decrease) in Net Assets...................................       (22,451,454)         11,325,154
----------------------------------------------------------------------------------------------------------------------
NET ASSETS:
    Beginning of Year...........................................................       291,958,740         280,633,586
----------------------------------------------------------------------------------------------------------------------
    End of Year (Including undistributed net investment income of $140,573 and
     $292,866, respectively)....................................................      $269,507,286        $291,958,740
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

                                                                   Year Ended December 31,
               FINANCIAL HIGHLIGHTS                 ------------------------------------------------------
         PER SHARE OPERATING PERFORMANCE:               1998       1997       1996   1995 Section     1994
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR................   $  8.44    $  8.12    $  8.63      $  8.05    $  9.00
----------------------------------------------------------------------------------------------------------
Offering Costs....................................        --         --      (0.02)          --         --
----------------------------------------------------------------------------------------------------------
Investment Activities:
    Net Investment Income.........................      0.71       0.69       0.75         0.86       0.83
    Net Realized and Unrealized Gain (Loss) on
     Investments..................................     (0.66)      0.39       0.18         0.48      (1.06)
----------------------------------------------------------------------------------------------------------
      Total from Investment Activities............      0.05       1.08       0.93         1.34      (0.23)
----------------------------------------------------------------------------------------------------------
Distributions:
    Net Investment Income.........................     (0.72)     (0.76)     (0.90)       (0.76)     (0.72)
----------------------------------------------------------------------------------------------------------
Decrease in Net Asset Value due to Shares Issued
 through Rights Offering..........................        --         --      (0.52)          --         --
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR......................   $  7.77    $  8.44    $  8.12      $  8.63    $  8.05
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF YEAR...............   $  7.56    $  8.75    $  7.63      $  7.88    $  7.00
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:
    Net Asset Value (1)...........................      0.47%     14.03%     10.59%+      17.41%      2.67%
    Market Value..................................     (5.68)%    25.90%     10.05%+      24.34%      9.48%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Net Assets, End of Year (Thousands)...............  $269,507   $291,959   $280,634     $210,441   $196,379
----------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets Including
 Expense Offsets..................................      0.81%      0.84%      0.94%        0.92%      0.83%
Ratio of Expenses to Average Net Assets...........      0.81%      0.84%      0.95%          --         --
Ratio of Net Investment Income to Average Net
 Assets...........................................      8.59%      8.47%      9.23%       10.22%      9.75%
Portfolio Turnover Rate...........................      84.7%      97.7%      81.0%        44.1%      70.6%
----------------------------------------------------------------------------------------------------------

Section BEA Associates replaced CS First Boston Investment management as the
        Fund's investment adviser effective June 13, 1995.
      + Adjusted for Rights Offering.
    (1) Total investment return based on per share net asset value reflects the effects of change in net asset value on the performance of the Fund during each period, and assumes dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value of the Fund.

        Note: Current period permanent book-tax differences, if any, are not included in the calculation of net investment income per share.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

------------

BEA Income Fund, Inc. (the "Fund"), was incorporated on February 11, 1987 and is registered as a diversified, closed-end investment company under the Investment Company Act of 1940. The Fund's investment objective is to seek current income through investments primarily in debt securities.

A. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the amounts and disclosures in the financial statements. Actual reported results could differ from those estimates.

1. SECURITY VALUATION: Market values for fixed income securities are valued at the latest quoted bid price in the over-the-counter market. However, fixed income securities may be valued on the basis of prices provided by a pricing service which are based primarily on institutional size trading in similar groups of securities. Other securities listed on an exchange are valued at the latest quoted sales prices on the day of valuation or if there was no sale on such day, the last bid price quoted on such day. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. Securities for which market quotations are not readily available (including restricted investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith by the Board of Directors. Such securities have a value of $272,957 (or 0.10% of net assets) at December 31, 1998. In determining fair value, consideration is given to cost, operating and other financial data.

   The Fund may invest up to 10% of its total assets in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities") (excludes 144A securities). These securities are valued pursuant to the valuation procedures noted above.

2. FEDERAL INCOME TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Security transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on the sale of investment securities are those of specific securities sold. Interest income is recognized on the accrual basis. Discounts on securities purchased are amortized according to the effective yield method over their respective lives. Discount or premium on mortgage backed securities is recognized upon receipt of principal payments on the underlying mortgage pools. Dividend income is recorded on the ex-dividend date.

   The Fund maintains a cash balance with its custodian and receives a reduction of its custody fees and expenses for the amount of interest earned on such uninvested cash balances. For the year ended December 31, 1998, custodian fees and expense offsets were increased by $5,395. There was no effect on net investment income. The Fund could have invested such cash amounts in income producing assets if it had not agreed to a reduction of fees or expenses under the expense offset arrangement with its custodian.

5. DELAYED DELIVERY COMMITMENTS: The Fund may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated.

6. DIVIDENDS AND DISTRIBUTIONS: The Fund pays dividends of net investment income monthly and makes distributions at least annually of any net capital gains in excess of applicable capital losses, including capital loss carryforward. Dividends and distributions are recorded on the ex-dividend date.

   Income distributions and capital gains distributions are determined in accordance with U.S. Federal Income Tax regulations which may differ from generally accepted accounting principles. These differences are principally due to timing of the recognition of defaulted bond interest.

   Permanent book and tax differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), undistributed net realized gain (loss) and paid in capital.

B. Credit Suisse Asset Management, formerly known as BEA Associates (the "Adviser") provides investment advisory services to the Fund under the terms of an Advisory

Agreement. Under the Advisory Agreement, the Adviser is paid a fee, computed weekly and payable quarterly at an annual rate of .50% of average weekly net assets.

C. The Chase Manhattan Bank ("Chase"), through its affiliate Chase Global Funds Services Company ("CGFSC" or the "Administrator"), provides administrative services to the Fund under the terms of an Administration Agreement. Under the Agreement, the Administrator is paid a fee, computed weekly and payable monthly, at an annual rate of .15% of the Fund's first $100 million of average weekly net assets, .10% of the Fund's next $300 million of average weekly net assets and
 .05% of the Fund's average weekly net assets in excess of $400 million. At May 1, 1998, the rate was reduced from .15% to .12% of the Fund's first 100 million of average weekly net assets.

Chase provides custodial services to the Fund. Under the Custody Agreement, Chase is paid a fee, computed weekly and payable monthly, at an annual rate of
 .03% of the Fund's first $50 million of average weekly net assets, .02% of the Fund's next $50 million of average weekly net assets and .01% of the Fund's average weekly net assets in excess of $100 million.

CGFSC provides transfer agent services to the Fund. Under the Transfer Agent Agreement, CGFSC is paid a fee based on the number of accounts in the Fund per year. In addition, the Fund is charged certain out-of-pocket expenses by CGFSC.

Effective January 25, 1999, BankBoston N.A. replaced CGFSC as the Fund's Transfer Agent. Effective March 1, 1999, Brown Brothers Harriman & Co. will replace CGFSC as the Fund's Administrator and Custodian.

D. During the year ended December 31, 1998, the Fund made purchases of $237,446,529 and sales of $246,626,573 of investment securities other than U.S. Government securities and short term investments. At December 31, 1998, the cost of investments for Federal income tax purposes was $282,432,587. Accordingly, net unrealized depreciation for Federal income tax purposes aggregated $15,591,996 of which $12,497,723 related to appreciated securities and $29,089,719 related to depreciated securities.

At December 31, 1998 the Fund had a capital loss carryforward of $7,010,200 available to offset future capital gains of which $882,969, 3,865,851 and 2,261,380 will expire on December 31, 1999, 2000 and 2003, respectively. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the period from November 1, 1998 to December 31, 1998 the Fund incurred and elected to defer until January 1, 1999 for U.S. Federal income tax purposes net losses of approximately $695,000.

E. At December 31, 1998, 86.2% of the Fund's net assets comprised high yield fixed income securities. The financial condition of the issuers of the securities and general economic conditions may affect the issuers' ability to make payments of income and principal, as well as the market value of the securities. Such investments may also be less liquid and more volatile than investments in higher rated fixed income securities.

F. The Fund's Board of Directors has approved a share repurchase program authorizing the Fund from time to time to make open-market purchases on the New York Stock Exchange of up to 10 percent of the Fund's shares outstanding as of December 11, 1990. There were no repurchases of shares during the year ended December 31, 1998.

G. The Fund issued to its shareholders of record as of the close of business on September 27, 1996 transferable Rights to subscribe for up to an aggregate of 10,160,570 shares of Common Stock of the Fund at a rate of one share of Common Stock for three Rights held at the subscription price of $7.15 per share. During October 1996, the Fund issued a total of 10,160,570 shares of Common Stock on exercise of such Rights. Rights' offering costs of $550,000 were charged directly against the proceeds of the Offering.

REPORT OF INDEPENDENT ACCOUNTANTS

---------

To the Shareholders and Board of Directors of BEA Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of BEA Income Fund, Inc. (the "Fund") at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of the securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

1177 Avenue of the Americas
New York, New York
February 19, 1999

            SUMMARY OF QUARTERLY RESULTS OF OPERATIONS (UNAUDITED):

                                               AMOUNTS IN THOUSANDS EXCEPT PER SHARE AMOUNTS
                                                             THREE MONTHS ENDED
                                ----------------------------------------------------------------------------
                                                                          SEPTEMBER 30,       DECEMBER 31,
                                 MARCH 31, 1998       JUNE 30, 1998            1998               1998
                                -----------------   ------------------   ----------------   ----------------
Investment Income.............  $  6,624   $ 0.19   $  6,580   $  0.19   $ 6,687   $ 0.19   $ 6,846   $ 0.20
Net Investment Income.........     6,017     0.18      5,973      0.17     6,126     0.18     6,315     0.18
Net Realized Gain (Loss) and
 Change in Unrealized
 Appreciation/Depreciation on
 Investments..................     3,082     0.09     (3,392)    (0.10)  (18,973)   (0.55)   (3,351)   (0.10)
Net Increase/Decrease in Net
 Assets Resulting from
 Operations...................     9,099     0.27      2,581      0.07   (11,680)   (0.34)    1,797     0.05


                                                                          SEPTEMBER 30,       DECEMBER 31,
                                 MARCH 31, 1997       JUNE 30, 1997            1997               1997
                                -----------------   ------------------   ----------------   ----------------
Investment Income.............  $  7,183   $ 0.21   $  6,361   $  0.18   $ 6,479   $ 0.19   $ 6,374   $ 0.18
Net Investment Income.........     6,609     0.19      5,782      0.17     5,881     0.17     5,753     0.17
Net Realized Gain/(Loss) and
 Change in Unrealized
 Appreciation/Depreciation on
 Investments..................    (2,551)   (0.07)     6,315      0.18     3,142     0.09     6,133     0.18
Net Increase in Net Assets
 Resulting from Operations....     4,058     0.12     12,097      0.35     9,023     0.26    11,886     0.34

                         SUPPLEMENTAL PROXY INFORMATION

The Annual Meeting of the Stockholders of the BEA Income Fund, Inc. was held on Thursday May 11, 1998 at the offices of Willkie Farr & Gallagher, One Citicorp Center, 153 East 53rd Street, New York City. The following is a summary of each proposal presented and the total number of shares voted:

                                                          VOTES IN       VOTES        VOTES
PROPOSAL                                                  FAVOR OF      AGAINST     ABSTAINED
-------------------------------------------------------  -----------  -----------  -----------
1.        To elect the following four Directors:
          Messrs. Enrique R. Arzac, Lawrence J. Fox,
          James S. Pasman Jr. and William W. Priest,
          Jr.                                             30,965,912     383,250       --
2.        To ratify the selection of
          PricewatehouseCoopers LLP as independent
          public accountants of the Fund until the next
          annual meeting.                                 30,820,561     228,873      299,727

DESCRIPTION OF DIVIDEND REINVESTMENT
AND CASH PURCHASE PLAN

------------

Pursuant to the BEA Income Fund, Inc.'s (the "Fund") Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder may elect to have all dividends and distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of the Fund by BankBoston, N.A. c/o EquiServe -- Boston, as the plan agent (the "Plan Agent"). Shareholders who do not make this election will receive all dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in dollars by check mailed directly to the shareholder by the Plan Agent, as dividend-paying agent. Shareholders who wish to have dividends and distributions automatically reinvested should notify the Plan Agent for the Fund, at EquiSere -- Boston, Dividend Reinvestment Department, P.O. Box 9041, Boston, MA 02205-9041. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan. Investors who own shares of the Fund's common stock registered in street name should contact the broker or nominee for details concerning participation in the Plan.
    Certain distributions of cash attributable to (a) some of the dividends and interest amounts paid to the Fund and (b) certain capital gains earned by the Fund that are derived from securities of certain foreign issuers are subject to taxes payable by the Fund at the time amounts are remitted. Such taxes, if any, will be borne by the Fund and allocated to all shareholders in proportion to their interests in the Fund.
    The Plan Agent serves as agent for the shareholders in administering the Plan. If the Board of Directors of the Fund declares an income dividend or a capital gains distribution payable either in the Fund's common stock or in cash, as shareholders may have elected, nonparticipants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of the Fund valued at the lower of market price or net asset value as determined at the time of purchase (generally on the payable date of the dividend) as set forth below. Whenever market price is equal to or exceeds net asset value at the time shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or distribution, participants will be issued shares of the Fund at a price equal to net asset value but not less than 95% of the then current market price of the Fund shares. The Fund will not issue shares under the Plan below net asset value. If net asset value determined as at the time of purchase exceeds the market price of Fund shares at such time, or if the Fund should declare a dividend or other distribution payable only in cash (i.e., if the Board of Directors should preclude reinvestment at net asset value), the Agent will, as agent for the participants, endeavor to buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, on behalf of all participants, and will allocate to you your pro rata portion based on the average price paid (including brokerage commissions) for all shares purchased. Shares acquired on behalf of participants in the open market will be purchased at the prevailing market price. Fractions of a share allocated to you will be computed to four decimal places. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.
    For all purposes of the Plan: (a) the market price of the Fund's common stock on a dividend payment date shall be the last sale price on the New York Stock Exchange on that date, or, if there is no such sale, then the mean between the closing bid and asked quotations for such stock, and (b) net asset value per share of the Fund's commons stock on a particular date shall be as determined by or on behalf of the Fund.
    Participants in the Plan have the option of making additional cash payments to the Plan Agent, monthly, in any amount from $100 to $3,000, for investment in the Fund's common stock. Shareholders should be aware that cash contributions will be used to purchase shares of the Fund in the open market regardless of whether such shares are selling above, at or below the net asset value of the Fund. As a result, shareholders may be purchasing shares at a market price that reflects a premium to the Fund's net asset value.
    Cash contributions should be in the form of a check or money order and made payable in U.S. dollars and directed to Bank Boston, N.A., c/o EquiServe -- Boston, P.O. Box 9041, Boston, MA 02205-9041. Deliveries to any other address do not constitute valid delivery.
    A detachable form for use in making voluntary cash payments will be attached to each Dividend Reinvestment Plan statement you receive. The same amount of money need not be sent each month and there is no obligation to make an optional cash payment each month.
    Payments received by the Agent will be used to purchase stock under the Plan. Prior to such purchase of stock by the Agent, no interest will be paid on such funds sent to the Agent. Therefore, voluntary cash payments should be sent to reach the Agent shortly (but at least five business days) before the dividend payment date. Voluntary cash payments received after the five business day deadline will be invested by the Agent on the next succeeding dividend payment date. Dividend payment dates are expected to be the 15th (or next business day) of each month.
    You may obtain a refund of any voluntary cash payment if a request for such a refund is received in writing by the Agent not less than 48 hours before the next succeeding dividend payment.
    There is no charge to participants for reinvesting dividends or capital gains distributions. The Agent's fees for the handling of reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases in connection with the reinvestment of dividends, capital gains distributions, or voluntary cash payments.
    Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions because the Agent will be purchasing stock for all participants in blocks and pro rating the lower commissions thus attainable.
    The receipt of dividends and distributions in stock under the Plan will not relieve participants of any income tax (including withholding tax) that may be payable on such dividends and distributions.
    While the Fund presently intends to continue the Plan indefinitely, experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the change sent to all shareholders of the Fund at least 30 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Agent by at least 30 days' written notice to all shareholders of the Fund.
    Any notices, questions or other correspondence regarding the Plan should be addressed to EquiServe -- Boston, c/ o The "Fund," P.O. Box 8040, Boston, MA 02266-8040, (800) 730-6001.